The latest report from your
Fund's management team

ANNUAL REPORT

500 Index
Fund

OCTOBER 31, 1999



TRUSTEES
Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Maureen R. Ford
Harold R. Hiser, Jr.
Anne C. Hodsdon
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY ROGER HAMILTON, PORTFOLIO MANAGER

John Hancock
500 Index Fund

Interest-rate jitters mute S&P 500 returns in the last two months

[A 3-1/2" x 2" photo at bottom right side of page of John Hancock 500 Index Fund. Caption below reads "Fund management team members: Barry Evans (l) and Roger Hamilton (r)."]

Although some stocks -- namely technology issues -- posted big gains from mid-August through the end of October, most others wilted under the pressure of inflation concerns and interest-rate worries. When the Fund began operations August 18, 1999, investors were hunkered down due to those jitters, which persisted through the end of the September. By the end of that month, the Standard & Poor's 500 Index had officially slipped into "correction" territory, declining more than 10% from its July peak. In contrast, shining hopes for their future helped technology stocks easily overcome interest-rate and Y2K fears.

October started off rather ghoulishly, with investors fearing that the Federal Reserve would raise interest rates at its October 5 meeting. The Fed didn't raise rates on that occasion, although it did threaten to raise them later. In response, the market experienced one of its worst one-week selloffs in nearly a decade, falling 5.9% for the week ended October 15. However, news of moderate third-quarter inflation gains set off a wave of optimism and the market staged a strong rally in the final weeks of October. Stocks recovered all of their losses from that terrible week and more. Despite that late-period surge, the S&P 500 Index ended the period only posting a small gain of 2.49% between August 18 and October 31, 1999.

"...the market
staged a
strong rally
in the final
weeks of
October."

Performance and strategy review

Since its inception on August 18 through October 31, 1999, John Hancock 500 Index Fund Class R shares had a total return of 2.40% at net asset value. The average S&P 500 Index objective fund had a total return of 3.08% from August 19, 1999 through October 31, 1999, the closest comparable period, according to Lipper, Inc.1

[Table at top left hand column entitled "Top Five Holdings." The first listing is Microsoft 4.1%, the second is General Electric 3.9%, the third Intel 2.2%, the fourth Wal-Mart Stores 2.2% and the fifth Cisco Systems 2.1%. A note below the table reads "As a percentage of net assets on October 31, 1999."]

"Many
telecom-
munications
stocks
posted
strong
gains..."

Our goal is to have the Fund's holdings closely track those of the S&P 500 Index, while minimizing the costs associated with buying and selling shares of stocks. Although there are frequent changes in the composition of the Index, we re-balance the Fund's holdings less frequently to keep our transaction costs at a minimum.

Tech stocks lead pack

The promise of the Internet together with a revitalized world economy helped set technology stocks ablaze. Software company Adobe Systems led the pack, gaining roughly 47% over the last two and a half months. The company reported that its Photoshop and Illustrator software are increasingly being used to make Web pages. Computer makers Sun Microsystems and Gateway 2000 each surged about 45% as they rode the wave of the Internet. Personal computer maker Tandy, owner of the Radio Shack chain, gained about 40% thanks to strong sales of digital satellite-TV systems, wireless phones, video players, computer connectors and electronics parts. Strong subscriber growth and increases in advertising and e-commerce revenue boosted America Online (AOL) shares more than 30%. EMC Corp., which makes data storage hardware and software, was a prime beneficiary of the growing need for space to store information.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Adobe Systems followed by an up arrow with the phrase "Strong demand for web-page software." The second listing is Nextel Communications followed by an up arrow with the phrase "Consumers clamor for wireless communications." The third listing is Raytheon followed by a down arrow with the phrase "Stuns investors with disappointing earnings." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Many telecommunications stocks posted strong gains in response to the growing demand for wireless communications and data transmission. The stock of Nextel Communications, which markets a digital cell phone with a unique "walkie-talkie" feature, was up more than 50%. Financial performance at Sprint Corp. -- up 45% -- and its wireless unit, Sprint PCS Group -- up 41% -- fell short of analysts' expectations in their quarter, but investors cheered the fact that basic trends in both businesses were on target.

Drug stocks recover

After languishing throughout most of period, some drug companies staged a recovery in October. The stock price of drug maker Warner-Lambert rose just over 23% as sales of its blockbuster cholesterol-lowering drug Lipitor continued rapid growth. Likewise, Merck rose 23% as sales of key established drugs for hypertension, osteoporosis and cholesterol rose. The rapid growth of several key prescription drugs fueled Bristol-Myers Squibb and Pfizer, which were each up about 14%.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "From inception August 18, 1999 through October 31, 1999." The chart is scaled in increments of 0.5% with 0% at the bottom and 3.5% at the top. The first bar represents the 2.40% total return for John Hancock 500 Index Fund Class R. The second bar represents the 3.08% total return for Average S&P 500 Index objective fund. A note below the chart reads "The total return for John Hancock 500 Index Fund is at net asset value with all distributions reinvested. The average S&P 500 Index objective fund is tracked by Lipper, Inc.1"]

Some financial stocks also rebounded in October in anticipation of the imminent repeal of Depression-era regulations, which paves the way for financial-company consolidation and helped boost banks, brokers and insurers. Among the best performers were Citigroup and Wells Fargo, each up 16%, and American Express, up 14%.

Wal-Mart Stores and Home Depot each gained more than 20%, benefiting from one of the longest periods of sustained consumer spending.

Laggards

From a sector standpoint, energy companies were among the S&P 500 Index's biggest laggards between mid-August and the end of October. A host of potential concerns was behind their struggle, including uncertain earnings outlooks and continued worries about compliance by OPEC with production limits. Sunoco, Halliburton and Baker Hughes all posted losses in excess of 18%.

U.S. defense and aerospace firm Raytheon fell more than 57%, posting earnings that were much lower than expected. In the wake of accounting problems and a likely Securities and Exchange Commission investigation, drugstore chain
Rite Aid fell nearly 52%. Financial uncertainties and looming debt payments felled apparel maker Fruit of the Loom, which we sold.

The rising technology tide didn't lift all boats, nor was the financial services sector recovery enjoyed by all. IBM was off more than 20% on indications that the company had seen a sales slowdown related to Y2K. Shares of Xerox fell more than 43% after reporting that its third-quarter revenue growth wouldn't meet Wall Street's expectations. One of the worst performers in the financial sector was Bank One, which was down more than 30% after posting an unexpected revenue shortfall in its First USA credit-card unit.

"S&P index
funds aren't
immune to
market
downdrafts..."

Outlook

The Fund's returns, as always, will be dictated by the performance of the S&P 500 Index. It's important for shareholders to realize that the S&P 500 Index's performance has been extremely strong over the past several years, especially when viewed from a historical basis. S&P index funds aren't immune to market downdrafts, and they will rise and fall in concert with the underlying index. But no matter what the market environment, our goal will be to closely track the performance of the S&P 500 Index.

---------------------------------------------------------------------------

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The table on the right shows the cumulative total return and the average annual total return for the John Hancock 500 Index Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming that all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS R

For the period ended September 30, 1999

                                                      SINCE
                                                    INCEPTION
                                                    (8/18/99)
                                                    --------
Cumulative Total Return                              (3.70%)
Average Annual Total Return (1,2)                    (3.70%)

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.40% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the since inception period would have been (3.76%).

(2) Not annualized.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock 500 Index Fund Class R, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $10,290 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock 500 Index fund on August 18, 1999, before sales charge and is equal to $10,240 as of October 31, 1999.



FINANCIAL STATEMENTS

John Hancock Funds - 500 Index Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1999
------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $34,829,528)               $35,601,529
Joint repurchase agreement
(cost - $697,000)                                    697,000
                                                 -----------
                                                  36,298,529
Cash                                                      99
Receivable for futures variation margin               19,500
Receivable for shares sold                               132
Receivable from John Hancock
Advisers, Inc. - Note B                               41,508
Dividends receivable                                  29,759
Interest receivable                                      304
Cash held for futures                                 56,250
                                                 -----------
Total Assets                                      36,446,081
                                                 -----------

Liabilities:
Accounts payable and accrued expenses                 35,582
                                                 -----------
Total Liabilities                                     35,582
                                                 -----------

Net Assets:
Capital paid-in                                   35,546,627
Accumulated net realized loss on
investments and financial futures contracts          (10,141)
Net unrealized appreciation of
investments and financial futures contracts          801,255
Accumulated net investment income                     72,758
                                                 -----------
Net Assets                                       $36,410,499
                                                 ===========
Net Asset Value Per Share:
(Based on net asset values and shares
of beneficial interest outstanding -
unlimited number of shares authorized
with no par value)
Class R* - $36,410,499/3,555,454                      $10.24
============================================================

* The Fund commenced operations on August 18, 1999.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains
(losses) for the period stated.

Statement of Operations

For the period from August 18, 1999 (commencement of operations)
to October 31, 1999
------------------------------------------------------------
Investment Income:
Dividends (net of foreign
withholding taxes of $64)                            $76,611
Interest                                              24,490
                                                 -----------
                                                     101,101
                                                 -----------
Expenses:
Investment management fee - Note B                    24,801
Custodian fee                                         22,480
Auditing fee                                          20,000
Distribution and service fee - Note B                 17,715
Registration and filing fees                          10,967
Miscellaneous                                         10,140
Printing                                               1,964
Accounting and legal services fee - Note B             1,475
Transfer agent fee - Note B                               10
Trustees' fees                                             2
                                                 -----------
Total Expenses                                       109,554
                                                 -----------
Less Expense Reductions -  Note B                    (81,211)
                                                 -----------
Net Expenses                                          28,343
                                                 -----------
Net Investment Income                                 72,758
                                                 -----------
Realized and Unrealized Gain (Loss)
on Investments and Financial Futures
Contracts:
Net realized loss on investments sold                (14,335)
Net realized gain on financial
futures contracts                                      4,194
Change in net unrealized
appreciation/depreciation of investments             772,001
Change in net unrealized
appreciation/depreciation on
financial futures contracts                           29,254
                                                 -----------
Net Realized and Unrealized Gain
on Investments and Financial
Futures Contracts                                    791,114
                                                 -----------
Net Increase in Net Assets
Resulting from Operations                           $863,872
                                                 ===========

See notes to financial statements.




Statement of Changes in Net Assets
--------------------------------------------------------------------------
                                                        FOR THE
                                                      PERIOD FROM
                                                    AUGUST 18, 1999
                                              (COMMENCEMENT OF OPERATIONS)
                                                  TO OCTOBER 31, 1999
                                                  -------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                    $72,758
Net realized loss on investments
sold and financial futures contracts                     (10,141)
Change in net unrealized
appreciation/depreciation of
investments and financial futures contracts              801,255
                                                     -----------
Net Increase in Net Assets
Resulting from Operations                                863,872
                                                     -----------
From Fund Share Transactions - Net: *                 35,546,627
                                                     -----------

Net Assets:
Beginning of period                                           --
                                                     -----------
End of period (including
accumulated net investment income
of $72,758)                                          $36,410,499
                                                     ===========

* Analysis of Fund Share Transactions:

                                                 FOR THE
                                              PERIOD FROM
                                             AUGUST 18, 1999
                                      (COMMENCEMENT OF OPERATIONS)
                                           TO OCTOBER 31, 1999
                                        ------------------------
                                          SHARES       AMOUNT
                                        -----------  -----------
CLASS R
Shares sold                               3,662,239  $36,603,448
Less shares repurchased                    (106,785)  (1,056,821)
                                        -----------  -----------
Net increase                              3,555,454  $35,546,627
                                        ===========  ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed for the period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the period, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------
                                               FOR THE PERIOD FROM
                                                 AUGUST 18, 1999
                                           (COMMENCEMENT OF OPERATIONS)
                                               TO OCTOBER 31, 1999
                                               -------------------
CLASS R
Per Share Operating Performance
Net Asset Value, Beginning of Period                  $10.00
                                                     -------
Net Investment Income(1)                                0.02
Net Realized and Unrealized Gain on
Investments and Financial Futures Contracts             0.22
                                                     -------
Total from Investment Operations                        0.24
                                                     -------
Net Asset Value, End of Period                        $10.24
                                                     =======

Total Investment Return at Net
Asset Value (2)                                        2.40%(3)
Total Adjusted Investment Return at Net
Asset Value (2,4)                                      2.17%(3)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)             $36,410
Ratio of Expenses to Average Net Assets                0.40%(5)
Ratio of Adjusted Expenses to Average
Net Assets (6)                                         1.55%(5)
Ratio of Net Investment Income to
Average Net Assets                                     1.03%(5)
Ratio of Adjusted Net Investment Loss
to Average Net Assets (6)                             (0.12%)(5)
Portfolio Turnover Rate                                   1%
Fee Reduction Per Share (1)                            $0.02

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Not annualized.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the period shown.
(5) Annualized.
(6) Unreimbursed, without fee reduction.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed for the period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
October 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the 500 Index Fund on October 31, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                         NUMBER OF     MARKET
ISSUER, DESCRIPTION                                                        SHARES       VALUE
--------------------------------------                                   ---------- -------------
COMMON STOCKS
Advertising (0.24%)
Interpublic Group of Companies, Inc. (The)                                    892         $36,237
Omnicom Group, Inc.                                                           562          49,456
                                                                                     ------------
                                                                                           85,693
                                                                                     ------------
Aerospace (0.94%)
Boeing Co. (The)                                                            3,039         139,984
General Dynamics Corp.                                                        630          34,926
Goodrich (B.F.) Co. (The)                                                     347           8,220
Lockheed Martin Corp.                                                       1,250          25,000
Northrop Grumman Corp.                                                        220          12,072
Raytheon Co. (Class B)                                                      1,068          31,106
United Technologies Corp.                                                   1,524          92,202
                                                                                     ------------
                                                                                          343,510
                                                                                     ------------
Automobile/Trucks (1.20%)
Cummins Engine Co., Inc.                                                      133           6,741
Dana Corp.                                                                    524          15,491
Delphi Automotive Systems Corp.                                             1,788          29,390
Eaton Corp.                                                                   228          17,157
Ford Motor Co.                                                              3,828         210,062
General Motors Corp.                                                        2,038         143,170
PACCAR, Inc.                                                                  248          11,687
Ryder System, Inc.                                                            221           4,724
                                                                                     ------------
                                                                                          438,422
                                                                                     ------------
Banks - United States (6.31%)
AmSouth Bancorp.                                                            1,245          32,059
Bank of America Corp.                                                       5,465         351,809
Bank of New York Co., Inc.                                                  2,326          97,401
Bank One Corp.                                                              3,711         139,394
BB&T Corp.                                                                  1,011          36,775
Chase Manhattan Corp.                                                       2,634         230,146
Comerica, Inc.                                                                495          29,422
Fifth Third Bancorp.                                                          859          63,405
First Union Corp.                                                           3,027         129,215
Firstar Corp.                                                               3,116          91,532
Fleet Boston Corp.                                                          2,916         127,211
Huntington Bancshares, Inc.                                                   729          21,597
KeyCorp.                                                                    1,420          39,671
Mellon Financial Corp.                                                      1,627          60,097
Morgan (J.P.) & Co., Inc.                                                     555          72,636
National City Corp.                                                         1,956          57,702
Northern Trust Corp.                                                          353          34,087
PNC Bank Corp.                                                                962          57,359
Regions Financial Corp.                                                       708          21,284
Republic New York Corp.                                                       332          20,977
SouthTrust Corp.                                                              530          21,200
State Street Corp.                                                            510          38,824
Summit Bancorp.                                                               560          19,390
SunTrust Banks, Inc.                                                        1,018          74,505
Synovus Financial Corp.                                                       858          18,392
Union Planters Corp.                                                          452          20,114
U.S. Bancorp.                                                               2,315          85,800
Wachovia Corp.                                                                640          55,200
Wells Fargo Co.                                                             5,218         249,812
                                                                                     ------------
                                                                                        2,297,016
                                                                                     ------------
Beverages (2.34%)
Anheuser-Busch Cos., Inc.                                                   1,479         106,211
Brown-Forman Corp.                                                            217          14,647
Coca-Cola Co. (The)                                                         7,812         460,907
Coca-Cola Enterprises, Inc.                                                 1,345          34,382
Coors (Adolph) Co. (Class B)                                                  116           6,437
PepsiCo, Inc.                                                               4,627         160,499
Seagram Co. Ltd. (The) (Canada)                                             1,368          67,545
                                                                                     ------------
                                                                                          850,628
                                                                                     ------------
Broker Services (0.70%)
Bear Stearns Cos., Inc.                                                       368          15,686
Lehman Brothers Holdings, Inc.                                                379          27,927
Merrill Lynch & Co., Inc.                                                   1,169          91,767
Paine Webber Group, Inc.                                                      461          18,786
Schwab (Charles) Corp.                                                      2,588         100,770
                                                                                     ------------
                                                                                          254,936
                                                                                     ------------
Building (0.62%)
Armstrong World Industries, Inc.                                              127           4,747
Black & Decker Corp.                                                          275          11,825
Centex Corp.                                                                  189           5,067
Danaher Corp.                                                                 450          21,741
Fleetwood Enterprises, Inc.                                                   105           2,290
Fluor Corp.                                                                   240           9,570
Georgia-Pacific Corp.                                                         543          21,550
Kaufman & Broad Home Corp.                                                    152           3,050
Louisiana-Pacific Corp.                                                       340           4,314
Masco Corp.                                                                 1,401          42,731
Owens Corning                                                                 173           3,547
Pulte Corp.                                                                   137           2,757
Sherwin-Williams Co.                                                          536          11,993
Snap-on, Inc.                                                                 208           6,317
Stanley Works (The)                                                           281           7,797
Vulcan Materials Co.                                                          317          13,096
Weyerhauser Co.                                                               636          37,961
Willamette Industries, Inc.                                                   353          14,672
                                                                                     ------------
                                                                                          225,025
                                                                                     ------------
Business Services - Misc. (0.30%)
Block, H & R, Inc.                                                            309          13,152
Cendant Corp. *                                                             2,279          37,604
Dun & Bradstreet Corp.                                                        509          14,952
Equifax, Inc.                                                                 455          12,285
Paychex, Inc.                                                                 778          30,634
                                                                                     ------------
                                                                                          108,627
                                                                                     ------------
Chemicals (0.71%)
Air Products & Chemicals, Inc.                                                726          19,965
Dow Chemical Co.                                                              696          82,302
Eastman Chemical Co.                                                          247           9,525
Engelhard Corp.                                                               398           7,015
FMC Corp.*                                                                    101           4,109
Grace (W. R.) & Co.*                                                          225           3,361
Great Lakes Chemical Corp.                                                    185           6,567
Hercules, Inc.                                                                336           8,085
PPG Industries, Inc.                                                          549          33,282
Praxair, Inc.                                                                 504          23,562
Rohm & Haas Co.                                                               689          26,354
Sigma-Aldrich Corp.                                                           319           9,092
Union Carbide Corp.                                                           421          25,681
                                                                                     ------------
                                                                                          258,900
                                                                                     ------------
Computers (15.07%)
3Com Corp.*                                                                 1,131          32,799
Adaptec, Inc.*                                                                327          14,715
Adobe Systems, Inc.                                                           386          26,996
America Online, Inc.*                                                       3,506         454,684
Apple Computer, Inc.*                                                         509          40,784
Autodesk, Inc.                                                                186           3,487
Automatic Data Processing, Inc.                                             1,958          94,351
BMC Software, Inc.*                                                           757          48,590
Cabletron Systems, Inc.*                                                      551           9,126
Ceridian Corp.*                                                               458          10,047
Cisco Systems, Inc.*                                                       10,286         761,164
Compaq Computer Corp.                                                       5,379         102,201
Computer Associates International, Inc.                                     1,701          96,107
Computer Sciences Corp.*                                                      506          34,756
Compuware Corp.*                                                            1,130          31,427
Dell Computer Corp.*                                                        8,039         322,565
Electronic Data Systems Corp.                                               1,560          91,260
EMC Corp.*                                                                  3,206         234,037
First Data Corp.                                                            1,357          61,997
Gateway 2000, Inc.*                                                           991          65,467
Hewlett-Packard Co.                                                         3,205         237,370
IMS Health, Inc.                                                              990          28,710
International Business Machines Corp.                                       5,724         563,099
Lexmark International Group, Inc.
(Class A)*                                                                    408          31,850
Microsoft Corp.*                                                           16,148       1,494,699
Network Appliance, Inc.*                                                      233          17,242
Novell, Inc.*                                                               1,060          21,266
Oracle Corp.*                                                               4,554         216,600
Parametric Technology Corp.*                                                  852          16,241
PeopleSoft, Inc.*                                                             770          11,550
Seagate Technology, Inc.*                                                     705          20,752
Shared Medical System Corp.                                                    85           3,209
Silicon Graphics, Inc.*                                                       597           4,627
Sun Microsystems, Inc.*                                                     2,448         259,029
Unisys Corp.*                                                                 968          23,474
                                                                                     ------------
                                                                                        5,486,278
                                                                                     ------------
Consumer Products - Misc. (0.02%)
American Greetings Corp. (Class A)                                            213           5,511
Jostens, Inc.                                                                 107           2,260
                                                                                     ------------
                                                                                            7,771
                                                                                     ------------
Containers (0.12%)
Ball Corp.                                                                     96           3,870
Bemis Co., Inc.                                                               166           5,800
Crown Cork & Seal Co., Inc.                                                   387           9,264
Owens-Illinois, Inc.*                                                         493          11,801
Sealed Air Corp.*                                                             265          14,674
                                                                                     ------------
                                                                                           45,409
                                                                                     ------------
Cosmetics & Personal Care (0.46%)
Alberto Culver Co. (Class B)                                                  177           4,171
Avon Products, Inc.                                                           825          26,606
Gillette Co.                                                                3,433         124,232
International Flavors & Fragrances, Inc.                                      336          12,852
                                                                                     ------------
                                                                                          167,861
                                                                                     ------------
Diversified Operations (2.39%)
AlliedSignal, Inc.                                                          1,741          99,127
Crane Co.                                                                     214           4,374
Du Pont (E.I.) De Nemours & Co.                                             3,300         212,644
Fortune Brands, Inc.                                                          526          18,640
IKON Office Solutions, Inc.                                                   472           3,245
ITT Industries, Inc.                                                          278           9,504
Johnson Controls, Inc.                                                        270          16,402
Laidlaw, Inc. (Canada)                                                      1,045           6,401
Loews Corp.                                                                   340          24,097
Minnesota Mining & Manufacturing Co.                                        1,274         121,110
Monsanto Co.                                                                2,005          77,192
NACCO Industries, Inc. (Class A)                                               26           1,206
National Service Industries, Inc.                                             128           4,127
Tenneco, Inc.                                                                 539           8,624
Textron, Inc.                                                                 475          36,664
TRW, Inc.                                                                     384          16,464
Tyco International Ltd.                                                     5,294         211,429
                                                                                     ------------
                                                                                          871,250
                                                                                     ------------
Electronics (8.73%)
Advanced Micro Devices, Inc.*                                                 466           9,232
Analog Devices, Inc.*                                                         547          29,059
Applied Materials, Inc.*                                                    1,188         106,697
Emerson Electric Co.                                                        1,375          82,586
General Electric Co.                                                       10,378       1,406,867
Grainger (W.W.), Inc.                                                         295          12,501
Honeywell, Inc.                                                               403          42,491
Intel Corp.                                                                10,466         810,461
KLA-Tencor Corp.*                                                             279          22,092
LSI Logic Corp.*                                                              466          24,785
Micron Technology, Inc.*                                                      792          56,480
Motorola, Inc.                                                              1,921         187,177
National Semiconductor Corp.*                                                 531          15,897
Parker-Hannifin Corp.                                                         343          15,714
PE Corp.-PE Biosystems Group                                                  323          20,955
PerkinElmer, Inc.                                                             145           5,917
Rockwell International Corp.                                                  605          29,305
Solectron Corp.*                                                              854          64,264
Tektronix, Inc.                                                               148           4,995
Texas Instruments, Inc.                                                     2,486         223,119
Thomas & Betts Corp.                                                          180           8,077
                                                                                     ------------
                                                                                        3,178,671
                                                                                     ------------
Finance (4.03%)
American Express Co.                                                        1,422         218,987
Associates First Capital Corp.
(Class A)                                                                   2,304          84,096
Capital One Financial Corp.                                                   625          33,125
Citigroup, Inc.                                                            10,686         578,380
Franklin Resources, Inc.                                                      798          27,930
Golden West Financial Corp.                                                   174          19,445
Household International, Inc.                                               1,514          67,562
Kansas City Southern Industries, Inc.                                         350          16,602
MBNA Corp.                                                                  2,537          70,085
Morgan Stanley Dean Witter & Co.                                            1,805         199,114
Price (T. Rowe) Associates, Inc.                                              384          13,632
Providian Financial Corp.                                                     449          48,941
SLM Holding Corp.                                                             509          24,909
Washington Mutual, Inc.                                                     1,832          65,837
                                                                                     ------------
                                                                                        1,468,645
                                                                                     ------------
Food (1.79%)
Archer-Daniels-Midland Co.                                                  1,954          24,059
Bestfoods                                                                     883          51,876
Campbell Soup Co.                                                           1,374          61,830
ConAgra, Inc.                                                               1,545          40,267
General Mills, Inc.                                                           484          42,199
Heinz (H.J.) Co.                                                            1,134          54,149
Hershey Foods Corp.                                                           441          22,271
Kellogg Co.                                                                 1,282          51,040
Nabisco Group Holdings Corp.                                                1,032          13,222
Quaker Oats Co.                                                               423          29,610
Ralston Purina Group                                                        1,023          32,161
Sara Lee Corp.                                                              2,859          77,372
Unilever NV, American Depositary
Receipts (ADR) (Netherlands)                                                1,808         120,571
Wrigley (W.M.) Jr. Co.                                                        368          29,417
                                                                                     ------------
                                                                                          650,044
                                                                                     ------------
Funeral Services & Related (0.02%)
Service Corp. International                                                   861           8,232
                                                                                     ------------
Household (0.18%)
Maytag Corp.                                                                  276          11,057
Newell Rubbermaid, Inc.                                                       892          30,886
Springs Industries, Inc.                                                       57           2,269
Tupperware Corp.                                                              182           3,606
Whirlpool Corp.                                                               239          16,655
                                                                                     ------------
                                                                                           64,473
                                                                                     ------------
Instruments - Scientific (0.03%)
Millipore Corp.                                                               142           4,526
Thermo Electron Corp.*                                                        500           6,750
                                                                                     ------------
                                                                                           11,276
                                                                                     ------------
Insurance (3.13%)
Aetna, Inc.                                                                   446          22,412
AFLAC, Inc.                                                                   841          42,996
Allstate Corp. (The)                                                        2,526          72,623
American General Corp.                                                        788          58,460
American International Group, Inc.                                          4,898         504,188
Aon Corp.                                                                     811          28,791
Chubb Corp. (The)                                                             557          30,565
CIGNA Corp.                                                                   630          47,093
Cincinnati Financial Corp.                                                    522          18,694
Conseco, Inc.                                                               1,035          25,163
Hartford Financial Services Group, Inc. (The)                                 715          37,046
Jefferson Pilot Corp.                                                         334          25,071
Lincoln National Corp.                                                        629          29,013
Marsh & McLennan Cos., Inc.                                                   835          66,017
MBIA, Inc.                                                                    316          18,032
MGIC Investment Corp.                                                         345          20,614
Progressive Corp.                                                             231          21,382
SAFECO Corp.                                                                  416          11,440
St. Paul Cos., Inc.                                                           717          22,944
Torchmark Corp.                                                               421          13,130
UNUM Corp.                                                                    756          24,901
                                                                                     ------------
                                                                                        1,140,575
                                                                                     ------------
Leisure (1.18%)
Brunswick Corp.                                                               291           6,584
Carnival Corp. (Class A)                                                    1,941          86,375
Disney (Walt) Co. (The)                                                     6,525         172,097
Eastman Kodak Co.                                                           1,001          69,006
Harrah's Entertainment, Inc.*                                                 406          11,749
Hasbro, Inc.                                                                  616          12,705
Hilton Hotels Corp.                                                           807           7,465
King World Productions, Inc.*                                                 225           8,719
Marriott International, Inc. (Class A)                                        787          26,512
Mattel, Inc.                                                                1,330          17,789
Mirage Resorts, Inc.*                                                         629           9,160
Polaroid Corp.                                                                140           3,124
                                                                                     ------------
                                                                                          431,285
                                                                                     ------------
Machinery (0.49%)
Briggs & Stratton Corp.                                                        74           4,324
Case Corp.                                                                    246          13,037
Caterpillar Tractor, Inc.                                                   1,125          62,156
Cooper Industries, Inc.                                                       299          12,876
Deere & Co.                                                                   739          26,789
Dover Corp.                                                                   659          28,049
Foster Wheeler Corp.                                                          129           1,451
Ingersoll-Rand Co.                                                            522          27,275
Milacron, Inc.                                                                117           1,922
                                                                                     ------------
                                                                                          177,879
                                                                                     ------------
Media (2.51%)
CBS Corp.*                                                                  2,230         108,852
Clear Channel Communications, Inc.*                                         1,068          85,841
Comcast Corp.*                                                              2,371          99,877
Dow Jones & Co., Inc.                                                         287          17,651
Gannett Co., Inc.                                                             885          68,256
Harcourt General, Inc.                                                        225           8,662
Knight-Ridder, Inc.                                                           256          16,256
McGraw-Hill Cos., Inc. (The)                                                  623          37,146
Meredith Corp.                                                                164           5,852
New York Times Co. (Class A)                                                  551          22,177
Time Warner, Inc.                                                           4,092         285,161
Times Mirror Co. (Class A)                                                    189          13,632
Tribune Co.                                                                   750          45,000
Viacom, Inc. (Class B)*                                                     2,204          98,629
                                                                                     ------------
                                                                                          912,992
                                                                                     ------------
Medical (10.62%)
Abbott Laboratories                                                         4,813         194,325
Allergan, Inc.                                                                209          22,441
ALZA Corp.*                                                                   321          13,743
American Home Products Corp.                                                4,134         216,002
Amgen, Inc.*                                                                1,613         128,637
Bard (C.R.), Inc.                                                             162           8,738
Bausch & Lomb, Inc.                                                           182           9,828
Baxter International, Inc.                                                    921          59,750
Becton, Dickinson & Co.                                                       792          20,097
Biomet, Inc.                                                                  356          10,725
Boston Scientific Corp.*                                                    1,309          26,344
Bristol-Myers Squibb Co.                                                    6,284         482,690
Cardinal Health, Inc.                                                         862          37,174
Columbia/HCA Healthcare Corp.                                               1,785          43,063
Guidant Corp.*                                                                956          47,203
HEALTHSOUTH Corp.*                                                          1,313           7,550
Humana, Inc.*                                                                 530           3,644
Johnson & Johnson                                                           4,254         445,607
Lilly (Eli) & Co.                                                           3,458         238,170
Mallinckrodt, Inc.                                                            225           7,636
Manor Care, Inc.*                                                             339           5,339
McKesson HBOC, Inc.                                                           890          17,856
Medtronic, Inc.                                                             3,713         128,563
Merck & Co., Inc.                                                           7,421         590,433
Pall Corp.                                                                    393           8,621
Pfizer, Inc.                                                               12,260         484,270
Pharmacia & Upjohn, Inc.                                                    1,603          86,462
Schering-Plough Corp.                                                       4,646         229,977
St. Jude Medical, Inc.*                                                       268           7,337
Tenet Healthcare Corp.*                                                       983          19,107
United Healthcare Corp.                                                       548          28,325
Warner-Lambert Co.                                                          2,704         215,813
Watson Pharmaceutical, Inc.*                                                  303           9,620
Wellpoint Health Networks, Inc.*                                              208          12,064
                                                                                     ------------
                                                                                        3,867,154
                                                                                     ------------
Metal (0.74%)
Alcan Aluminium Ltd. (Canada)                                                 715          23,550
Alcoa, Inc.                                                                 1,160          70,470
ASARCO, Inc.                                                                  126           3,717
Barrick Gold Corp. (Canada)                                                 1,234          22,597
Bethlehem Steel Corp.*                                                        414           2,872
Cyprus Amax Minerals Co.                                                      286           5,541
Freeport-McMoran Copper & Gold, Inc.*                                         517           8,627
Homestake Mining Co.                                                          823           6,892
Illinois Tool Works, Inc.                                                     793          58,087
Inco, Ltd. (Canada)*                                                          607          12,292
Newmont Mining Corp.                                                          530          11,627
Phelps Dodge Corp.                                                            183          10,317
Placer Dome, Inc. (Canada)                                                  1,030          12,489
Reynolds Metals Co.                                                           199          12,027
Timken Co. (The)                                                              196           3,516
Worthington Industries, Inc.                                                  291           4,837
                                                                                     ------------
                                                                                          269,458
                                                                                     ------------
Mortgage Banking (0.99%)
Countrywide Credit Industries, Inc.                                           357          12,116
Fannie Mae                                                                  3,243         229,442
Freddie Mac                                                                 2,200         118,937
                                                                                     ------------
                                                                                          360,495
                                                                                     ------------
Office (0.35%)
Avery Dennison Corp.                                                          359          22,438
Deluxe Corp.                                                                  240           6,780
Pitney Bowes, Inc.                                                            847          38,591
Xerox Corp.                                                                 2,098          58,744
                                                                                     ------------
                                                                                          126,553
                                                                                     ------------
Oil & Gas (6.15%)
Amerada Hess Corp.                                                            287          16,467
Anadarko Petroleum Corp.                                                      403          12,417
Apache Corp.                                                                  360          14,040
Ashland, Inc.                                                                 228           7,524
Atlantic Richfield Co.                                                      1,020          95,051
Baker Hughes, Inc.                                                          1,040          29,055
Burlington Resources, Inc.                                                    562          19,600
Chevron Corp.                                                               2,076         189,565
Coastal Corp. (The)                                                           675          28,434
Columbia Energy Group                                                         259          16,835
Conoco, Inc. (Class B)                                                      1,984          53,816
El Paso Energy Corp.                                                          348          14,268
Enron Corp.                                                                 2,259          90,219
Exxon Corp.                                                                 7,681         568,874
Halliburton Co.                                                             1,396          52,612
Helmerich & Payne, Inc.                                                       157           3,739
Kerr-McGee Corp.                                                              273          14,674
McDermott International, Inc.                                                 188           3,408
Mobil Corp.                                                                 2,478         239,127
Occidental Petroleum Corp.                                                  1,103          25,162
Phillips Petroleum Co.                                                        801          37,247
Rowan Cos., Inc.*                                                             263           4,093
Royal Dutch Petroleum Co.
(ADR) (Netherlands)                                                         6,785         406,676
Schlumberger, Ltd.                                                          1,733         104,955
Sunoco, Inc.                                                                  286           6,900
Texaco, Inc.                                                                1,749         107,345
Tosco Corp.                                                                   482          12,201
Union Pacific Resources Group                                                 797          11,557
Unocal Corp.                                                                  767          26,462
USX - Marathon Group                                                          977          28,455
                                                                                     ------------
                                                                                        2,240,778
                                                                                     ------------
Paper & Paper Products (0.70%)
Boise Cascade Corp.                                                           181           6,448
Champion International Corp.                                                  304          17,575
Fort James Corp.                                                              699          18,392
International Paper Co.                                                     1,309          68,886
Kimberly-Clark Corp.                                                        1,686         106,429
Mead Corp. (The)                                                              324          11,664
Potlatch Corp.                                                                 92           3,881
Temple-Inland, Inc.                                                           177          10,288
Westvaco Corp.                                                                317           9,411
                                                                                     ------------
                                                                                          252,974
                                                                                     ------------
Pollution Control (0.12%)
Allied Waste Industries, Inc.*                                                596           6,258
Waste Management, Inc.                                                      1,959          35,997
                                                                                     ------------
                                                                                           42,255
                                                                                     ------------
Printing - Commercial (0.03%)
Donnelley (R.R.) & Sons                                                       404           9,797
                                                                                     ------------
Retail (6.94%)
Albertson's, Inc.                                                           1,330          48,296
AutoZone, Inc.*                                                               471          12,511
Bed Bath & Beyond, Inc.*                                                      442          14,724
Best Buy Co., Inc.*                                                           645          35,838
Circuit City Stores, Inc.                                                     636          27,149
Consolidated Stores Corp.*                                                    348           6,373
Costco Cos., Inc.*                                                            699          56,138
CVS Corp.                                                                   1,239          53,819
Darden Restaurants, Inc.                                                      418           7,968
Dayton Hudson Corp.                                                         1,399          90,410
Dillards, Inc.                                                                338           6,380
Dollar General Corp.                                                          711          18,753
Federated Department Stores, Inc. *                                           660          28,174
Gap, Inc. (The)                                                             2,713         100,720
Genuine Parts Co.                                                             566          14,751
Great Atlantic & Pacific Tea Co., Inc.                                        121           3,456
Home Depot, Inc. (The)                                                      4,692         354,246
Kmart Corp.*                                                                1,562          15,718
Kohl's Corp.*                                                                 515          38,528
Kroger Co.*                                                                 2,624          54,612
Limited, Inc. (The)                                                           677          27,842
Longs Drug Stores Corp.                                                       124           3,379
Lowe's Cos., Inc.                                                           1,207          66,385
May Department Stores                                                       1,057          36,665
McDonald's Corp.                                                            4,286         176,798
Neiman Marcus Group, Inc. (The)
(Class B)*                                                                     67           1,436
Nordstrom, Inc.                                                               444          11,072
Office Depot, Inc.*                                                         1,186          14,751
Penney (J. C.) Co., Inc.                                                      834          21,163
Pep Boys - Manny, Moe & Jack (The)                                            166           2,075
Reebok International Ltd. *                                                   178           1,747
Rite Aid Corp.                                                                819           7,166
Safeway, Inc.*                                                              1,615          57,030
Sears, Roebuck & Co.                                                        1,204          33,938
Staples, Inc.*                                                              1,471          32,638
SUPERVALU Stores, Inc.                                                        439           9,219
Sysco Corp.                                                                 1,047          40,244
Tandy Corp.                                                                   611          38,455
TJX Cos., Inc.                                                              1,005          27,261
Toys R Us, Inc.*                                                              783          11,060
Tricon Global Restaurants, Inc. *                                             486          19,531
Walgreen Co.                                                                3,175          79,970
Wal-Mart Stores, Inc.                                                      14,080         798,160
Wendy's International, Inc.                                                   384           9,168
Winn-Dixie Stores, Inc.                                                       470          12,719
                                                                                     ------------
                                                                                        2,528,436
                                                                                     ------------
Rubber - Tires & Misc. (0.07%)
Cooper Tire & Rubber Co.                                                      240           4,035
Goodyear Tire & Rubber Co. (The)                                              494          20,408
                                                                                     ------------
                                                                                           24,443
                                                                                     ------------
Shoes & Related Apparel (0.14%)
Nike, Inc. (Class B)                                                          890          50,229
                                                                                     ------------
Soap & Cleaning Preparations (1.64%)
Clorox Co.                                                                    747          30,580
Colgate-Palmolive Co.                                                       1,845         111,623
Ecolab, Inc.                                                                  410          13,863
Procter & Gamble Co. (The)                                                  4,203         440,790
                                                                                     ------------
                                                                                          596,856
                                                                                     ------------
Steel (0.08%)
Allegheny Teledyne, Inc.                                                      603           9,158
Nucor Corp.                                                                   276          14,318
USX-U.S. Steel Group, Inc.                                                    280           7,158
                                                                                     ------------
                                                                                           30,634
                                                                                     ------------
Telecommunications (8.94%)
ADC Telecommunications, Inc.*                                                 473          22,556
Andrew Corp.*                                                                 260           3,348
AT&T Corp.                                                                 10,111         472,689
Bell Atlantic Corp.                                                         4,913         319,038
CenturyTel, Inc.                                                              441          17,833
Corning, Inc.                                                                 774          60,856
General Instrument Corp.*                                                     549          29,543
Global Crossing Ltd.*                                                       2,431          84,173
Harris Corp.                                                                  252           5,654
Lucent Technologies, Inc.                                                   9,694         622,840
MCI WorldCom, Inc.*                                                         5,926         508,525
MediaOne Group, Inc.*                                                       1,919         136,369
Nextel Communications, Inc. (Class A)*                                      1,049          90,411
Nortel Networks Corp. (Canada)                                              4,199         260,076
QUALCOMM, Inc.*                                                               508         113,157
Scientific-Atlanta, Inc.                                                      242          13,855
Sprint Corp.                                                                2,745         203,988
Sprint PCS*                                                                 1,392         115,449
Tellabs, Inc.*                                                              1,239          78,367
US WEST, Inc.                                                               1,597          97,517
                                                                                     ------------
                                                                                        3,256,244
                                                                                     ------------
Textile (0.06%)
Liz Claiborne, Inc.                                                           194           7,760
Russell Corp.                                                                 106           1,610
VF Corp.                                                                      376          11,304
                                                                                     ------------
                                                                                           20,674
                                                                                     ------------
Tobacco (0.57%)
Philip Morris Cos., Inc.                                                    7,562         190,468
UST, Inc.                                                                     551          15,256
                                                                                     ------------
                                                                                          205,724
                                                                                     ------------
Transport (0.78%)
AMR Corp.*                                                                    476          30,226
Burlington Northern Santa Fe Corp.                                          1,471          46,888
CSX Corp.                                                                     689          28,249
Delta Air Lines, Inc.                                                         444          24,170
FDX Corp.*                                                                    941          40,522
Navistar International Corp.*                                                 209           8,713
Norfolk Southern Corp.                                                      1,204          29,423
Southwest Airlines Co.                                                      1,595          26,816
Union Pacific Corp.                                                           784          43,708
US Airways Group, Inc.*                                                       226           6,328
                                                                                     ------------
                                                                                          285,043
                                                                                     ------------
Utilities (5.35%)
AES Corp.*                                                                    652          36,797
ALLTEL Corp.                                                                  966          80,420
Ameren Corp.                                                                  434          16,411
American Electric Power Co., Inc.                                             612          21,114
BellSouth Corp.                                                             5,965         268,425
Carolina Power & Light Co.                                                    505          17,423
Central & South West Corp.                                                    673          14,932
Cinergy Corp.                                                                 503          14,210
CMS Energy Corp.                                                              374          13,791
Consolidated Edison, Inc.                                                     699          26,693
Consolidated Natural Gas Co.                                                  304          19,456
Constellation Energy Group, Inc.                                              473          14,515
Dominion Resources, Inc.                                                      607          29,212
DTE Energy Co.                                                                459          15,233
Duke Energy Corp.                                                           1,155          65,258
Eastern Enterprises                                                            85           4,346
Edison International                                                        1,099          32,558
Entergy Corp.                                                                 781          23,381
FirstEnergy Corp.                                                             740          19,286
Florida Progress Corp.                                                        311          14,248
FPL Group, Inc.                                                               567          28,527
GPU, Inc.                                                                     397          13,473
GTE Corp.                                                                   3,104         232,800
New Century Energies, Inc.                                                    365          11,885
Niagara Mohawk Power Corp.*                                                   593           9,414
NICOR, Inc.                                                                   149           5,774
Northern States Power Co.                                                     488          10,492
ONEOK, Inc.                                                                   100           2,919
PacifiCorp                                                                    941          19,408
PECO Energy Co.                                                               590          22,531
People's Energy Corp.                                                         112           4,256
PG&E Corp.                                                                  1,215          27,869
Pinnacle West Capital Corp.                                                   268           9,883
PP&L Resources, Inc.                                                          499          13,504
Public Service Enterprise Group, Inc.                                         694          27,456
Reliant Energy, Inc.                                                          936          25,506
SBC Communications, Inc.                                                   10,802         550,227
Sempra Energy                                                                 760          15,533
Southern Co.                                                                2,162          57,428
Texas Utilities Co.                                                           875          33,906
Unicom Corp.                                                                  688          26,359
Williams Cos., Inc.                                                         1,374          51,525
                                                                                     ------------
                                                                                        1,948,384
                                                                                     ------------
TOTAL COMMON STOCKS
(Cost $34,829,528)                                                        (97.78%)     35,601,529
                                                                                     ------------

                                                           INTEREST       PAR VALUE     MARKET
ISSUER, DESCRIPTION                                          RATE      (000s OMITTED)    VALUE
------------------------                                   --------     ------------    ------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.91%)
Investment in a joint repurchase
agreement transaction with
SBC Warburg, Inc. - Dated
10-29-99, due 11-01-99
(Secured by U.S. Treasury
Bonds, 8.125% thru 9.875%,
due 11-15-15 thru 08-15-21)
-- Note A                                                    5.23%           $697        $697,000

                                                                          -------    ------------
TOTAL SHORT-TERM INVESTMENTS                                               (1.91%)        697,000
                                                                          -------    ------------
TOTAL INVESTMENTS                                                         (99.69%)     36,298,529
                                                                          -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.31%)        111,970
                                                                          -------    ------------
TOTAL NET ASSETS                                                         (100.00%)    $36,410,499
                                                                          =======    ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - 500 Index Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock 500 Index Fund (the "Fund"), John Hancock Small Cap Growth Fund and John Hancock Global Technology Fund. The other series of the Trust are reported in separate financial statements. The investment objective of the Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index").

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class R shares. No Class A, B and C shares were issued as of October 31, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended October 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. There was no securities lending for the period ended October 31, 1999.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 1999, open positions in financial futures contracts were as follows:

                                                      UNREALIZED
EXPIRATION         OPEN CONTRACTS       POSITION     APPRECIATION
----------         --------------       --------     ------------
DEC 99         3 U.S. TREASURY BONDS      LONG         $29,254
                                                       =======

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

At October 31, 1999, there were no open written option transactions.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.35% of Fund's average daily net asset value. The Adviser has agreed to limit the management fee to 0.10% of the Fund's average daily net asset value. Accordingly, the reduction in the management fee amounted to $17,715 for the period ended October 31, 1999. The Adviser has also agreed to limit other expenses (excluding the management fee and the 12b-1 fee), to 0.20% of the Fund's average daily net assets. Accordingly, the reduction in other fund expenses amounted to $52,867 for the period ended October 31, 1999. These limitations may not be discontinued until at least August 17, 2000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. There were no net sales charges received during the period ended October 31, 1999.

To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan for Class R shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses for Class R shares, at an annual rate not to exceed 0.25% of the average daily net assets to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service fee pursuant to Class R to 0.10% of the average daily net assets. Accordingly, the reduction in the distribution and service fee amounted to $10,629. This limitation may not be discontinued until at least August 17, 2000. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1999, aggregated $35,057,865 and $214,003, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

The cost of investments owned at October 31, 1999 (including short-term investments) for federal income tax purposes was $35,535,200. Gross unrealized appreciation and depreciation of investments aggregated $2,568,009 and $1,804,680 respectively, resulting in net unrealized appreciation of $763,329.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
John Hancock Series Trust -
John Hancock 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock 500 Index Fund (the "Fund") (a series of John Hancock Series Trust), at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 18, 1999 (commencement of operations) to October 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999



TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1999.

Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January of 2000. This will reflect the tax character of all distributions for calendar year 1999.



[THIS PAGE INTENTIONALLY LEFT BLANK]

A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A 500 Index Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock 500 Index Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

1100A  10/99
       12/99



The latest report from your
Fund's management team

ANNUAL REPORT

Small Cap
Growth Fund

OCTOBER 31, 1999


TRUSTEES
Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Maureen R. Ford
Harold R. Hiser, Jr.
Anne C. Hodsdon
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
LAURA ALLEN, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

John Hancock
Small Cap Growth Fund

Fund significantly outdistances its peers in the last year

[A 3-1/2" x 2" photo at bottom right side of page of John Hancock Small Cap Growth Fund. Caption below reads "Fund management team members (l-r):
Scott Mayo, Laura Allen, Anurag Pandit and Bernice Behar."]

Good stock picking, particularly among technology names, provided John Hancock Small Cap Growth Fund with outstanding results well in excess of both our peers and benchmark this past fiscal year. For the 12 months ended October 31, 1999, the Fund's Class A, Class B and Class C shares posted total returns of 54.29%, 53.31% and 53.05%, respectively, at net asset value. That was better than the 25.06% return of the average small-cap fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

Small-company growth rebounds

The Fund achieved these results over a period when small-company growth stocks came into their own, the beneficiaries of a stronger-than- expected U.S. economy, earnings growth and stabilizing global economies that sparked a sharp rally as the fiscal year began last November. Growing confidence in economic conditions sent investors on a search for bargains and they finally rediscovered small-cap stocks, which had become historically cheap after lagging the broader market for several years.

"Good stock
picking,
particularly
among
technology
names..."

As 1999 progressed, however, conditions grew more difficult for small caps and the market as a whole, amid fears that the strong economy would cause an inflation outbreak. Interest rates rose and the Federal Reserve stepped in to put on the brakes, raising short-term rates in June and August. Even the small band of large-company growth stocks that had dominated the market fell prey to the volatility in the fall.

[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Micromuse 1.2%, the second is Accrue Software 1.2%, the third Forrester Research 1.1%, the fourth Citadel Communications 1.1% and the fifth Powerwave Technologies 1.1%. A note below the table reads "As a percentage of net assets on October 31, 1999."]

The technology sector, however, stayed strong for most of the year for companies of all sizes. This technology blitz enabled the Fund's benchmark, the Russell 2000 Growth Index, to beat the overall market, returning 29.28% for the year ending October 31, 1999, compared to the 25.67% return of the Standard & Poor's 500 Index.

"...we
shifted our
semiconductor
emphasis...
toward
companies
focused on
telecommunications."

Technology rules; telecom grows

Even though we build the portfolio stock-by-stock, our search for fast-growing, well-managed market leaders often leads us to the broad technology sector. It was a particularly fruitful period.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Media Metrix followed by an up arrow with the phrase "Market leader in Internet data gathering." The second listing is Citadel Communications followed by an up arrow with the phrase "Aggressive acquirer of radio stations in small markets." The third listing is Renal Care Group followed by a down arrow with the phrase "Reimbursement concerns surround health-services sector." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

During the year, we shifted our semiconductor emphasis away from companies that service the computer industry toward companies focused on telecommunications, so we could take better advantage of the explosion in the worldwide development of telecommunications infrastructure and services. This area provided us with some of the Fund's top performers, including RF Micro Devices and Alpha Industries, which supply chip sets for Nokia and Motorola cell phones. Telecom service providers like NEXTLINK Communications and Allegiance Telecom continue to experience huge growth as they have beaten the more traditional Bell operating companies at developing and providing sophisticated voice, data and Internet transmission services to mid- and small-sized companies. Another winner was electronic component manufacturer Powerwave Technologies, which makes power amplifiers for digital signals.

Internet plays

Internet companies remained a fertile source of new names, as well as stellar performance, for the Fund, and our stake there ranged from 3% to 14% of the Fund's assets at various times in the year. A few of our Internet companies did so well that they grew too big for the Fund's small-cap focus and we took profits, including Exodus Communications, RealNetworks, Verisign and E*Trade. For now, our Internet focus is on infrastructure companies that support the growth of the Internet and help companies understand and take advantage of it. That includes companies such as Web Trends, Media Metrix and Accrue Software, all of which provide different types of software or data to measure and analyze Internet traffic and website usage.

Takeovers abound

The Fund also benefited from owning stakes in a number of companies that were taken over by larger companies at significant premiums, something we believe was a result of small-cap stocks' having fallen to historically low relative valuations. This activity validates our belief in the value of these companies - value that will inevitably be recognized, if not in the capital markets, then in the private equity markets. Since the beginning of 1999, approximately 10% of the Fund's net assets - almost 20 companies - have announced acquisitions by such blue-chip names as Lucent, Microsoft and Intel. Companies taken over included International Network Services, Above Net, Level One, Nielsen Media Research, Executive Risk and Hambrecht & Quist.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 10% with 0% at the bottom and 60% at the top. The first bar represents the 54.29% total return for John Hancock Small Cap Growth Fund Class A. The second bar represents the 53.31% total return for John Hancock Small Cap Growth Fund Class B. The third bar represents the 53.05% total return for John Hancock Small Cap Growth Fund Class C. The fourth bar represents the 25.06% total return for Average small-cap fund. A note below the chart reads "Total returns for John Hancock Small Cap Growth Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Radio consolidation

Consolidation was a theme we pursued to good advantage all year with our investments in radio companies. The radio industry has been in a state of consolidation and we've benefited from owning the top consolidation players in mid- and small-sized cities, including Cumulus Media and Citadel Communications. Further helping radio companies, advertising revenues have grown with the strength in the economy. Radio broadcasters have received a disproportionate share, since radio remains a targeted, inexpensive way especially for new companies to advertise. This has happened with a growing list of Internet companies. We have also focused on niche players, including Hispanic Broadcasting and Radio One, which dominate in urban markets.

Health care: main disappointment

Even with the outstanding results, there were some disappointments, primarily in the health-care sector. In particular, the health-care services group struggled in a tough environment of uncertainty surrounding Medicare reimbursements. Early on, we reduced our health-care services stake and by the end of the year we had eliminated it entirely.

"The small-cap
group
remains
compellingly
attractive..."

A look ahead

We are keeping our outlook cautiously optimistic for small-company growth stocks going forward. The small-cap group remains compellingly attractive, and that bodes well for both a further market rally and more takeover activity in the private market, especially among the high- quality companies the Fund targets. We will continue to maintain a diversified, risk-managed portfolio of companies that produce strong earnings growth and live up to their earnings expectations. In any market, but especially a rising interest-rate and volatile one, we believe these are the companies to own.

---------------------------------------------------------------------------

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the prospectus for the risks of investing in small-cap stocks.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Small Cap Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 5.75%.) Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus before you invest or send money.

CLASS A
For the period ended September 30, 1999
                                                                    SINCE
                                       ONE             FIVE       INCEPTION
                                      YEAR            YEARS       (8/22/91)
                                     -------         -------      ---------
Cumulative Total Returns              44.84%         128.64%       230.36%
Average Annual Total Returns          44.84%          17.99%        15.88%

CLASS B
For the period ended September 30, 1999

                                       ONE             FIVE         TEN
                                      YEAR            YEARS        YEARS
                                     -------         -------      --------
Cumulative Total Returns              46.26%         130.01%       353.47%
Average Annual Total Returns          46.26%          18.13%        16.32%

CLASS C
For the period ended September 30, 1999
                                                                    SINCE
                                                       ONE        INCEPTION
                                                       YEAR        (6/1/98)
                                                     -------      ---------
Cumulative Total Returns                              50.12%        25.48%
Average Annual Total Returns                          50.12%        18.59%


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 stocks of U.S.- domiciled companies whose common stocks trade in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Small Cap Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund on August 22, 1991, before sales charge, and is equal to $36,992 as of October 31, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Small Cap Growth Fund, after sales charge, and is equal to $35,142 as of October 31, 1999. The third line represents the Russell 2000 Index and is equal to $28,011 as of October 31, 1999. The fourth line represents the Russell 2000 Growth Index and is equal to $25,089 as of October 31, 1999.

Line chart with the heading John Hancock Small Cap Growth Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund on October 31, 1989, before sales charge, and is equal to $50,064 as of October 31, 1999. The second line represents the Russell 2000 Index and is equal to $30,123 as of October 31, 1999. The third line represents the Russell 2000 Growth Index and is equal to $27,851 as of October 31, 1999.

Line chart with the heading John Hancock Small Cap Growth Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund on June 1, 1998, before sales charge, and is equal to $13,341 as of October 31, 1999. The second line represents the Russell 2000 Growth Index and is equal to $10,669 as of October 31, 1999. The third line represents the Russell 2000 Index and is equal to $9,567 as of October 31, 1999.

* No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds - Small Cap Growth Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1999
-----------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $476,285,201)                  $730,748,990
Joint repurchase agreement (cost - $21,589,000)        21,589,000
Corporate savings account                                     674
                                                      -----------
                                                      752,338,664
Receivable for investments sold                        32,965,230
Receivable for shares sold                                786,236
Dividends receivable                                        2,372
Interest receivable                                         9,461
Other assets                                              129,708
                                                      -----------
Total Assets                                          786,231,671
                                                      -----------

Liabilities:
Payable for investments purchased                      35,764,405
Payable for shares repurchased                            398,163
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                   624,169
Accounts payable and accrued expenses                     224,737
                                                      -----------
Total Liabilities                                      37,011,474
                                                      -----------

Net Assets:
Capital paid-in                                       399,586,546
Accumulated realized gain on investments               95,231,367
Net unrealized appreciation of investments            254,463,789
Accumulated net investment loss                           (61,505)
                                                      -----------
Net Assets                                           $749,220,197
                                                     ============

Net Asset Value Per Share:
(Based on net asset values and
shares of beneficial interest
outstanding - unlimited number of
shares authorized with no par
value)
Class A - $266,886,115/21,105,255                          $12.65
=================================================================
Class B - $478,467,850/41,103,279                          $11.64
=================================================================
Class C - $3,866,232/332,589                               $11.62
=================================================================
Maximum Offering Price Per Share*
Class A - ($12.65 x 105.26%)                               $13.31
=================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended October 31, 1999
----------------------------------------------------------------
Investment Income:
Dividends                                               $635,358
Interest                                                 423,823
                                                     -----------
                                                       1,059,181
                                                     -----------
Expenses:
Investment management fee - Note B                     4,819,897
Distribution and service fee - Note B
Class A                                                  541,091
Class B                                                4,009,012
Class C                                                   13,728
Transfer agent fee - Note B                            1,631,106
Custodian fee                                            170,027
Accounting and legal services fee - Note B               107,503
Registration and filing fees                             113,129
Auditing fee                                              39,991
Trustees' fees                                            39,074
Printing                                                  32,611
Miscellaneous                                             28,465
Interest expense - Note A                                  9,410
Legal fees                                                 5,132
                                                     -----------
Total Expenses                                        11,560,176
                                                     -----------
Net Investment Loss                                  (10,500,995)
                                                     -----------
Realized and Unrealized Gain on
Investments:
Net realized gain on investments sold                134,645,854
Change in net unrealized
appreciation/depreciation of investments             146,147,342
                                                     -----------
Net Realized and Unrealized Gain
on Investments                                       280,793,196
                                                     -----------
Net Increase in Net Assets
Resulting from Operations                           $270,292,201
                                                    ============

See notes to financial statements.




Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,
                                                  ----------------------------
                                                     1998              1999
                                                  -----------      -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                               ($9,523,637)    ($10,500,995)
Net realized gain on investments sold              39,776,156      134,645,854
Change in net unrealized
appreciation/depreciation of investments         (124,158,701)     146,147,342
                                                  -----------      -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations                  (93,906,182)     270,292,201
                                                  -----------      -----------
Distributions to Shareholders:
Distributions from net realized gain on
investments sold
Class A - ($2.5153 and $0.2300 per
share, respectively)                              (43,296,619)      (4,781,633)
Class B - ($2.5153 and $0.2300 per
share, respectively)                             (101,891,134)     (10,631,104)
Class C** - (none and $0.2300 per
share, respectively)                                       --          (14,101)
                                                  -----------      -----------
Total Distributions to Shareholders              (145,187,753)     (15,426,838)
                                                  -----------      -----------
From Fund Share Transactions - Net: *              99,275,929      (47,805,007)
                                                  -----------      -----------

Net Assets:
Beginning of period                               681,977,847      542,159,841
                                                  -----------      -----------
End of period (including
accumulated net investment loss of
$49,930 and $61,505, respectively)               $542,159,841     $749,220,197
                                                  ===========      ===========


Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------
*Analysis of Fund Share Transactions:
                                                                    YEAR ENDED OCTOBER 31,
                                                 -----------------------------------------------------------
                                                            1998                             1999
                                                 ---------------------------     ---------------------------
                                                   SHARES          AMOUNT           SHARES         AMOUNT
                                                 -----------     -----------     -----------     -----------
CLASS A
Shares sold                                       43,183,651    $418,398,045      32,716,360    $340,101,947
Shares issued to shareholders in
reinvestment of distributions                        947,975      36,568,238         476,257       4,124,555
                                                 -----------     -----------     -----------     -----------
                                                  44,131,626     454,966,283      33,192,617     344,226,502
Less shares repurchased                          (26,992,214)   (414,680,052)    (33,465,565)   (344,860,133)
                                                 -----------     -----------     -----------     -----------
Net increase (decrease)                           17,139,412     $40,286,231        (272,948)      ($633,631)

CLASS B
Shares sold                                       57,762,132    $618,597,893      10,349,917    $103,998,949
Shares issued to shareholders in
reinvestment of distributions                      2,001,611      72,238,099         983,372       7,887,044
                                                 -----------     -----------     -----------     -----------

                                                  59,763,743     690,835,992      11,333,289     111,885,993
Less shares repurchased                          (23,478,705)   (632,351,276)    (16,593,304)   (161,959,740)
                                                 -----------     -----------     -----------     -----------
Net increase (decrease)                           36,285,038     $58,484,716      (5,260,015)   ($50,073,747)

CLASS C**
Shares sold                                           60,595        $510,679         358,485      $3,764,658
Shares issued to shareholders in
reinvestment of distributions                             --              --           1,722          13,917
                                                 -----------     -----------     -----------     -----------
                                                      60,595         510,679         360,207       3,778,575
Less shares repurchased                                 (700)         (5,697)        (87,513)       (876,204)
                                                 -----------     -----------     -----------     -----------
Net increase                                          59,895        $504,982         272,694      $2,902,371
                                                 ===========     ===========     ===========     ===========

** Class C commenced operations on June 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.






Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                 ------------------------------------------------------------------------
                                                   1995(1)         1996            1997            1998            1999
                                                 --------        --------        --------        --------        --------
CLASS A(7)
Per Share Operating Performance
Net Asset Value, Beginning of Period                $6.71           $9.02          $10.22          $12.35           $8.41
                                                 --------        --------        --------        --------        --------
Net Investment Loss(2)                              (0.07)          (0.09)          (0.07)          (0.08)          (0.12)
Net Realized and Unrealized Gain (Loss)
on Investments                                       2.38            1.29            2.41           (1.34)           4.59
                                                 --------        --------        --------        --------        --------
Total from Investment Operations                     2.31            1.20            2.34           (1.42)           4.47
                                                 --------        --------        --------        --------        --------
Less Distributions:
Distributions from Net Realized Gain
on Investments Sold                                    --              --           (0.21)          (2.52)          (0.23)
                                                 --------        --------        --------        --------        --------
Net Asset Value, End of Period                      $9.02          $10.22          $12.35           $8.41          $12.65
                                                 ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value(3)      34.56%          13.27%          23.35%         (14.14%)         54.41%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)         $179,481        $218,497        $209,384        $179,700        $266,886
Ratio of Expenses to Average Net Assets             1.38%           1.32%           1.29%(4)        1.36%(4)        1.34%(4)
Ratio of Net Investment Loss
to Average Net Assets                              (0.83%)         (0.86%)         (0.57%)         (1.02%)         (1.17%)
Portfolio Turnover Rate                               23%             44%             96%            103%            104%

CLASS B(7)
Per Share Operating Performance
Net Asset Value, Beginning of Period                $6.51           $8.70           $9.78          $11.72           $7.81
                                                 --------        --------        --------        --------        --------
Net Investment Loss(2)                              (0.11)          (0.15)          (0.14)          (0.15)          (0.18)
Net Realized and Unrealized Gain (Loss)
on Investments                                       2.30            1.23            2.29           (1.24)           4.24
                                                 --------        --------        --------        --------        --------
Total from Investment Operations                     2.19            1.08            2.15           (1.39)           4.06
                                                 --------        --------        --------        --------        --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold                                       --              --           (0.21)          (2.52)          (0.23)
                                                 --------        --------        --------        --------        --------
Net Asset Value, End of Period                      $8.70           $9.78          $11.72           $7.81          $11.64
                                                 ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value(3)      33.60%          12.48%          22.44%         (14.80%)         53.31%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)         $393,478        $451,268        $472,594        $361,992        $478,468
Ratio of Expenses to Average Net Assets             2.11%           2.05%           2.02%(4)        2.07%(4)        2.03%(4)
Ratio of Net Investment Loss
to Average Net Assets                              (1.55%)         (1.59%)         (1.30%)         (1.73%)         (1.87%)
Portfolio Turnover Rate                               23%             44%             96%            103%            104%


Financial Highlights (continued)
-------------------------------------------------------------------------------------------
                                                      PERIOD FROM
                                                     JUNE 1, 1998
                                                   (COMMENCEMENT OF
                                                     OPERATIONS) TO           YEAR ENDED
                                                    OCTOBER 31, 1998       OCTOBER 31, 1999
                                                    ----------------       ----------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                       $8.96                $7.81
                                                        --------             --------
Net Investment Loss(2)                                     (0.03)               (0.19)
Net Realized and Unrealized Gain (Loss)
on Investments                                             (1.12)                4.23
                                                        --------             --------
Total from Investment Operations                           (1.15)                4.04
                                                        --------             --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold                                              --                (0.23)
                                                        --------             --------
Net Asset Value, End of Period                             $7.81               $11.62
                                                        ========             ========
Total Investment Return at Net Asset Value(3)            (12.83%)(5)           53.05%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                    $468               $3,866
Ratio of Expenses to Average Net Assets                    2.11%(4,6)           2.09%(4)
Ratio of Net Investment Loss
to Average Net Assets                                     (1.86%)(6)           (1.94%)
Portfolio Turnover Rate                                     103%                 104%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Expense ratios do not include interest expense due to bank loans, which amounted to
    0.01% for the year ended October 31, 1998 and less than $0.01 for the years ended
    October 31, 1997 and 1999.
(5) Not annualized.
(6) Annualized.
(7) All per share amounts and net asset values have been restated to reflect the four-
    for-one stock split effective May 1, 1998.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: income, expenses, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
October 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Small Cap Growth Fund on October 31, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
------------------------------------                                   ----------    ------------
COMMON STOCKS
Advertising (1.96%)
Catalina Marketing Corp.*                                                  55,200      $5,168,100
Getty Images, Inc.*                                                       215,300       6,633,931
GoTo.com, Inc.*                                                            14,900         849,300
Harte-Hanks, Inc.                                                         101,800       2,016,913
                                                                                     ------------
                                                                                       14,668,244
                                                                                     ------------
Automobile/Trucks (1.02%)
Dollar Thrifty Automotive Group, Inc.*                                     24,400         411,751
Gentex Corp.*                                                             173,400       2,980,313
Monaco Coach Corp. *                                                      180,000       4,230,000
                                                                                     ------------
                                                                                        7,622,064
                                                                                     ------------
Beverages (0.39%)
Beringer Wine Estates Holdings, Inc. (Class B)*                            74,500       2,961,375
                                                                                     ------------
Broker Services (0.94%)
Hambrecht & Quist Group*                                                   91,000       4,493,125
Raymond James Financial, Inc.                                             126,087       2,553,262
                                                                                     ------------
                                                                                        7,046,387
                                                                                     ------------
Business Services - Misc. (9.68%)
Abacus Direct Corp.*                                                       38,200       5,596,300
Charles River Associates, Inc.*                                            67,500       1,704,375
Chemdex Corp.*                                                            137,000       5,223,125
Coinstar, Inc.*                                                           285,100       2,173,887
Corporate Executive Board Co. (The)*                                      118,200       4,462,050
FactSet Research Systems, Inc.                                             17,250       1,146,047
Forrester Research, Inc.*                                                 178,200       8,486,775
InsWeb Corp. *                                                            183,000       3,294,000
Interim Services, Inc.*                                                   179,200       2,945,600
Jupiter Communications, Inc.*                                              57,350       1,971,406
MedQuist, Inc.*                                                           102,800       3,289,600
Modem Media.Poppe Tyson, Inc.*                                            114,000       7,866,000
Navigant Consulting, Inc.*                                                 98,250       2,806,266
NCO Group, Inc.*                                                           73,400       3,110,325
On Assignment, Inc.*                                                      135,900       3,907,125
Professional Detailing, Inc.*                                              59,000       1,475,000
Profit Recovery Group International, Inc. (The)*                          177,300       7,302,544
Quanta Services, Inc.*                                                    151,800       4,231,425
Viant Corp.*                                                               15,700       1,562,150
                                                                                     ------------
                                                                                       72,554,000
                                                                                     ------------
Chemicals (0.44%)
OM Group, Inc.                                                             88,200       3,307,500
                                                                                     ------------
Computers (24.84%)
Accrue Software, Inc.*                                                    169,600       9,116,000
Advantage Learning Systems, Inc.*                                         206,850       5,714,231
Advent Software, Inc.*                                                     82,300       4,948,287
Aether Systems, Inc.*                                                       9,700         674,756
Agile Software Corp.*                                                       4,000         392,000
Alteon Websystems, Inc.*                                                    5,000         358,750
Apex, Inc.*                                                               202,750       3,446,750
Aspect Development, Inc.*                                                 224,700       7,948,762
Aspen Technology, Inc.*                                                   384,200       4,754,475
BindView Development Corp.*                                               226,100       6,783,000
BMC Software, Inc.*                                                        39,000       2,503,312
Breakaway Solutions, Inc.*                                                  5,500         292,531
Broadbase Software, Inc.*                                                 121,000       5,505,500
BSQUARE Corp.*                                                             15,500         613,219
Cognizant Technology Solutions Corp.*                                     164,500       7,556,719
Commtouch Software, Ltd. (Israel)*                                         96,200       2,777,775
Cysive, Inc.*                                                              11,500         661,969
Data Return Corp.*                                                         83,800       1,262,237
DBT Online, Inc.*                                                           7,200         168,300
Dendrite International, Inc.*                                             154,650       4,852,144
Digex, Inc.*                                                              156,000       4,465,500
E.piphany, Inc.*                                                           17,300       1,487,800
eGain Communications Corp.*                                                 1,800          52,425
Fundtech Ltd. (Israel)*                                                   120,000       1,605,000
Insight Enterprises, Inc.*                                                151,800       5,673,525
Internap Network Services Corp.*                                           27,800       2,568,025
Intertrust Technologies Corp.*                                             16,950         923,775
Interwoven, Inc.*                                                          50,350       3,946,181
JNI Corp.*                                                                  9,000         480,938
Keynote Systems, Inc.*                                                      1,800          81,675
Maxtor Corp. *                                                            564,300       3,103,650
Media Metrix, Inc.*                                                       108,000       5,062,500
Medscape, Inc.*                                                           170,100       1,467,113
Micromuse, Inc.*                                                           87,300       9,330,188
National Computer Systems, Inc.                                           172,900       6,537,781
National Instruments Corp.*                                               139,875       4,204,992
NaviSite, Inc.*                                                             9,050         425,350
Network Appliance, Inc.*                                                   60,800       4,499,200
Network Solutions, Inc.*                                                   65,800       7,512,900
Orckit Communications Ltd.
(Israel)*                                                                 204,800       5,644,800
Packeteer, Inc.*                                                           32,950       1,120,300
Paradyne Networks, Inc.*                                                  161,600       4,908,600
pcOrder.com, Inc.*                                                         49,100       2,430,450
Predictive Systems, Inc.*                                                  14,600         635,100
Prodigy Communications Corp.*                                             258,300       6,554,362
Quantum Corp. Hard Disk Drive Group*                                      503,200       3,082,100
Quest Software, Inc.*                                                      14,500       1,069,375
RADWARE Ltd. (Israel)*                                                     11,350         583,816
ScanSource, Inc.*                                                          30,000       1,016,250
SilverStream Software, Inc.*                                                4,200         218,925
SmartDisk Corp.*                                                            1,150          63,034
Software.com, Inc.*                                                        52,500       3,533,906
SportsLine USA, Inc.*                                                      48,650       1,748,359
Verio, Inc.*                                                              107,900       4,026,019
VerticalNet, Inc.*                                                         65,900       3,690,400
Vitria Technology, Inc.*                                                    2,850         187,922
WebTrends Corp.*                                                           72,800       4,495,400
Whittman-Hart, Inc.*                                                      191,000       7,341,562
                                                                                     ------------
                                                                                      186,109,915
                                                                                     ------------
Electronics (10.29%)
Alpha Industries, Inc.                                                     76,900       4,248,725
ATMI, Inc.*                                                                95,400       2,569,837
Credence Systems Corp.*                                                   123,100       5,616,437
DSP Communications, Inc.*                                                  95,500       3,360,406
DuPont Photomasks, Inc.*                                                  104,100       5,152,950
Flextronics International Ltd.*                                           104,000       7,384,000
GlobeSpan, Inc.*                                                            2,900         210,975
KLA-Tencor Corp.*                                                          35,000       2,771,563
Micrel, Inc.*                                                             127,400       6,927,375
Novellus Systems, Inc.*                                                    45,400       3,518,500
PLX Technology, Inc.*                                                     195,850       3,133,600
PMC-Sierra, Inc. (Canada)*                                                 30,800       2,902,900
Powerwave Technologies, Inc.*                                             125,200       8,145,825
PRI Automation, Inc.*                                                     121,100       4,859,137
Qlogic Corp.*                                                              63,100       6,570,288
QuickLogic Corp.*                                                           3,250          59,719
Semtech Corp.*                                                            171,800       6,582,088
Silicon Image, Inc.*                                                        1,750          77,328
Vicor Corp.*                                                              108,000       2,997,000
                                                                                     ------------
                                                                                       77,088,653
                                                                                     ------------
Finance (2.43%)
Affiliated Managers Group, Inc.*                                          146,000       3,905,500
Medallion Financial Corp.                                                 246,300       5,033,756
Metris Cos., Inc.                                                         112,100       3,860,444
NextCard, Inc.*                                                           128,700       4,013,831
Price (T. Rowe) Associates, Inc.                                           39,500       1,402,250
                                                                                     ------------
                                                                                       18,215,781
                                                                                     ------------
Food (0.49%)
American Italian Pasta Co. (Class A)*                                     146,800       3,688,350
                                                                                     ------------
Insurance (0.41%)
Horace Mann Educators Corp.                                                86,800       2,446,675
Medical Assurance, Inc.*                                                   25,350         592,556
                                                                                     ------------
                                                                                        3,039,231
                                                                                     ------------
Leisure (2.06%)
Cinar Films, Inc. (Class B)
(Canada)*                                                                 225,300       3,914,587
Imax Corp. (Canada)*                                                      320,000       6,640,000
Premier Parks, Inc.*                                                      169,800       4,913,588
                                                                                     ------------
                                                                                       15,468,175
                                                                                     ------------
Machinery (0.45%)
Terex Corp.*                                                              127,800       3,378,713
                                                                                     ------------
Media (10.78%)
Acme Communications, Inc.*                                                157,450       5,668,200
Adelphia Communications Corp. (Class A)*                                   67,800       3,703,575
Citadel Communications Corp.*                                             171,600       8,290,425
Clear Channel Communications, Inc.*                                        36,414       2,926,775
Cumulus Media, Inc. (Class A)*                                            183,200       6,572,300
Entercom Communications Corp.*                                             30,600       1,524,263
Hispanic Broadcasting Corp.*                                               60,000       4,860,000
Martha Stewart Living Omnimedia, Inc. (Class A)*                           64,600       2,382,125
Network Event Theater, Inc.*                                              274,600       6,315,800
Pegasus Communications Corp.*                                             144,000       6,372,000
Radio One, Inc.*                                                          105,600       5,266,800
Radio Unica Corp.*                                                        136,550       3,908,744
TiVo, Inc.*                                                                96,750       4,148,156
Westwood One, Inc.*                                                       152,394       7,029,173
Wiley (John) & Sons, Inc. (Class A)                                       119,400       2,014,875
Wink Communications, Inc.*                                                166,200       5,837,775
XM Satellite Radio Holdings, Inc.*                                        205,350       3,978,656
                                                                                     ------------
                                                                                       80,799,642
                                                                                     ------------
Medical (6.86%)
Alkermes, Inc.*                                                           156,900       5,540,531
Alpharma, Inc. (Class A)                                                  114,500       4,028,969
CV Therapeutics, Inc.*                                                     37,900         464,275
Cytyc Corp.*                                                              131,700       5,235,075
Gilead Sciences, Inc.*                                                     52,400       3,311,025
Human Genome Sciences, Inc.*                                               46,100       4,027,987
IDEC Pharmaceuticals Corp.*                                                38,400       4,461,600
Interpore International, Inc.*                                            490,700       3,005,537
King Pharmaceuticals, Inc.*                                               125,800       3,805,450
Millennium Pharmaceuticals, Inc.*                                          25,700       1,802,213
MiniMed, Inc.*                                                             37,600       2,850,550
Pharmacyclics, Inc.*                                                      141,900       5,019,712
Triangle Pharmaceuticals, Inc.*                                           202,000       3,282,500
Xomed Surgical Products, Inc.*                                             74,700       4,542,694
                                                                                     ------------
                                                                                       51,378,118
                                                                                     ------------
Metal (0.83%)
Maverick Tube Corp.*                                                      336,900       6,232,650
                                                                                     ------------
Oil & Gas (2.63%)
Core Laboratories N.V.
(Netherlands)*                                                            180,000       3,307,500
Dril-Quip, Inc.*                                                          131,400       3,071,475
Marine Drilling Cos., Inc.*                                               142,600       2,308,338
Newfield Exploration Co.*                                                 135,900       4,000,556
Pride International, Inc.*                                                240,000       3,300,000
Stone Energy Corp.*                                                        75,800       3,685,775
                                                                                     ------------
                                                                                       19,673,644
                                                                                     ------------
Pollution Control (0.09%)
Newpark Resources, Inc.*                                                  101,200         651,475
                                                                                     ------------
Retail (7.47%)
99 Cents Only Stores*                                                     132,462       3,957,302
Applebee's International, Inc.                                            133,500       3,846,469
Brightpoint, Inc.*                                                        300,000       2,353,140
Cost Plus, Inc.*                                                          142,800       5,212,200
CSK Auto Corp.*                                                           189,500       3,387,312
CVS Corp.                                                                  23,000         999,063
Duane Reade, Inc.*                                                         93,000       2,499,375
Ethan Allen Interiors, Inc.                                               116,250       4,134,141
Linens 'N Things, Inc.*                                                   104,000       4,134,000
O'Reilly Automotive, Inc.*                                                114,200       4,981,975
P.F. Chang's China Bistro, Inc.*                                           46,200         993,300
Pacific Sunwear of California, Inc.*                                      202,500       6,112,969
PlanetRx.com, Inc.*                                                         8,600         202,100
RARE Hospitality International, Inc.*                                     184,600       3,680,463
Whole Foods Market, Inc.*                                                 108,000       3,672,000
Wild Oats Markets, Inc.*                                                  163,700       5,770,425
                                                                                     ------------
                                                                                       55,936,234
                                                                                     ------------
Steel (0.53%)
Lone Star Technologies, Inc.*                                             188,400       3,944,625
                                                                                     ------------
Telecommunications (9.79%)
AirGate PCS, Inc.*                                                         87,400       4,370,000
Allegiance Telecom, Inc.*                                                  81,200       5,602,800
Allied Riser Communications Corp.*                                          3,550          64,122
CoreComm Ltd.*                                                            106,200       4,181,625
Crown Castle International Corp.*                                         311,600       5,998,300
Efficient Networks, Inc.*                                                  94,800       4,029,000
Global TeleSystems Group, Inc.*                                            84,400       2,020,325
Illuminet Holdings, Inc.*                                                  94,550       4,396,575
Intermedia Communications, Inc.*                                          104,600       2,719,600
Latitude Communications, Inc.*                                             94,600       3,027,200
NEXTLINK Communications, Inc. (Class A)*                                   58,300       3,487,069
Powertel, Inc.*                                                           110,200       6,488,025
Qwest Communications International, Inc.*                                  70,178       2,526,408
RF Micro Devices, Inc.*                                                   101,500       5,239,937
Rural Cellular Corp. (Class A)*                                            97,000       5,838,188
Tellabs, Inc.*                                                             50,000       3,162,500
Terayon Communication Systems, Inc.*                                      102,500       4,484,375
US LEC Corp. (Class A)*                                                   123,600       3,422,175
WinStar Communications, Inc.*                                              58,500       2,270,531
                                                                                     ------------
                                                                                       73,328,755
                                                                                     ------------
Textile (0.40%)
Cutter & Buck, Inc.*                                                      180,750       2,971,078
                                                                                     ------------
Transport (2.37%)
Circle International Group, Inc.                                          133,700       2,941,400
Eagle USA Airfreight, Inc.*                                               109,200       3,221,400
Expeditors International of Washington, Inc.                              180,000       6,727,500
Forward Air Corp.*                                                        165,600       4,874,850
                                                                                     ------------
                                                                                       17,765,150
                                                                                     ------------
Waste Disposal Service & Equip (0.39%)
Waste Connections, Inc.*                                                  189,100       2,919,231
                                                                                     ------------

TOTAL COMMON STOCKS
(Cost $476,285,201)                                                       (97.54%)    730,748,990
                                                                          -------    ------------

                                                         INTEREST       PAR VALUE
                                                           RATE       (000s OMITTED)
                                                         --------      ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.88%)
Investment in a joint repurchase
agreement transaction with
SBC Warburg, Inc. - Dated
10-29-99, due 11-01-99
(Secured by U.S. Treasury
Bonds, 7.125% thru 13.375%,
due 08-15-01 thru 02-15-23)
-- Note A                                                  5.23%          $21,589      21,589,000
                                                                                     ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.30%                                                                            674
                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS                                               (2.88%)     21,589,674
                                                                          -------    ------------
TOTAL INVESTMENTS                                                        (100.42%)    752,338,664
                                                                          -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.42%)     (3,118,467)
                                                                          -------    ------------
TOTAL NET ASSETS                                                         (100.00%)   $749,220,197
                                                                          =======    ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Small Cap Growth Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Small Cap Growth Fund (the "Fund"), John Hancock Global Technology Fund and John Hancock 500 Index Fund (which commenced operations on August 18, 1999). The other series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek long-term growth of capital through investing in emerging companies (market capitalization of less than $1 billion).

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance during the year amounted to $11,740,817. The interest rate was in the range of 5.2500% through 5.8125%. At October 31, 1999, there were no outstanding borrowings.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1999, the Fund loaned securities having a market value of $123,415,467 collateralized by securities in the amount of $128,445,649.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.75% of Fund's average daily net asset value.

On July 19, 1999, the trustees approved an amendment to the Fund's investment management contract. After December 10, 1999, the Fund will pay a monthly management fee to the Adviser for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.75% of the first $1,500,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $1,500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $404,803. Out of this amount, $21,889 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $292,764 was paid as sales commissions to unrelated broker-dealers and $90,150 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $774,888.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $1,652.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature
Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo.
The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1999, aggregated $661,482,647 and $729,356,953, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

The cost of investments owned at October 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $498,384,115. Gross unrealized appreciation and depreciation of investments aggregated $274,608,303 and $20,654,428, respectively, resulting in net unrealized appreciation of $253,953,875.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the period ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $39,085,673, a decrease in accumulated net investment loss of $10,489,420, and an increase in capital paid-in of $28,596,253. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E -
SUBSEQUENT EVENT

On December 6, 1999, the shareholders of the John Hancock Special Equities Fund ("Special Equities Fund") approved a vote on a proposed merger between the Fund and the Special Equities Fund. The merger provides for a transfer of substantially all the assets and liabilities of Special Equities Fund to the Fund on December 10, 1999. After the close of business on December 10, 1999, the Special Equities Fund will be terminated.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Series Trust -
John Hancock Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Small Cap Growth Fund (the "Fund"), one of the portfolios constituting John Hancock Series Trust, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Small Cap Growth Fund portfolio of John Hancock Series Trust at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
December 3, 1999


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1999.

The Fund has designated distributions to shareholders of $16,243,899 as a capital gain dividend.

Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January of 2000. This will reflect the total of all distributions which are taxable for calendar year 1999.


[THIS PAGE INTENTIONALLY LEFT BLANK]


[THIS PAGE INTENTIONALLY LEFT BLANK]


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Small Cap Growth Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Small Cap Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

6000A  10/99
       12/99



The latest report from your
Fund's management team

ANNUAL REPORT

Global
Technology Fund

OCTOBER 31, 1999


TRUSTEES
Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Maureen R. Ford
Harold R. Hiser, Jr.
Anne C. Hodsdon
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER
American Fund Advisors, Inc.
1415 Kellum Place
Garden City, NY 11530

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY BARRY J. GORDON AND MARC H. KLEE, CFA, PORTFOLIO MANAGERS

John Hancock
Global Technology Fund

Tech stocks dazzle; Fund outpaces its peers

[A 3 -1/2" x 2-1/2" photo at bottom right side of page of John Hancock Global Technology Fund. Caption below reads "Global Technology Fund management team (l-r): Barry Gordon, Marc Klee and Alan Loewenstein."]

The explosion of the Internet and a recovering world economy helped set technology stocks ablaze during the past 12 months. The sector's incredible rise perhaps wasn't that surprising considering that the sector had been severely beaten down in response to fears of a global recession throughout the fall of 1998. When those worries abated in October 1998, investors increasingly sought out tech companies for their attractive valuations and tremendous growth opportunities. Later in the fiscal year, hopes for the sector's bright future were able to overshadow Y2K worries, profit concerns and interest rate increases that weighed on most other industry groups.

For the 12 months ended October 31, 1999, John Hancock Global Technology Fund's Class A and Class B shares posted total returns of 113.09% and 111.70%, respectively, at net asset value. Those returns were significantly better than the average science and technology fund's 105.66% return, according to Lipper, Inc.1 The Fund's Class C shares, which were launched on March 1, 1999, returned 48.62% for the eight months since inception. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

"The shining
stars of the
past year's
tech stock
boom...were
Internet
companies."

Internet keeps rocking

The shining stars of the past year's tech stock boom -- and many of the largest contributors to the Fund's performance -- were Internet companies. Strong subscriber growth and increases in advertising and e-commerce revenue boosted America Online (AOL), the nation's largest Internet service provider. The shares of RealNetworks, which provides software and services that enable personal computers to send and receive multimedia content over the Internet, were up more than four-fold. Other big winners still in the portfolio included Web-hosting company Exodus Communications and backbone technology company Inktomi. Large gains were recorded in other Internet stocks which were sold, including DoubleClick, E*TRADE Group and SportsLine.

[Table at top left hand column entitled "Top Five Holdings." The first listing is America Online 4.2%, the second is EMC Corp. 3.1%, the third Cisco Systems 2.9%, the fourth Microsoft 2.8% and the fifth Nokia 2.4%. A note below the table reads "As a percentage of net assets on October 31, 1999."]

"...one of our
chief areas
of focus
became
semiconductor
and related
companies."

In our report to shareholders six months ago, we explained that we had recently pared back our stake in some Internet holdings in response to their rapid rise. Those sales helped the Fund's performance when the Internet sector saw a dramatic spring pullback caused by bouts of profit-taking and increased scrutiny of the sector's potential. After their drop, we were able to beef up some of our favorites -- such as AOL and RealNetworks -- at dramatically reduced prices. When Internet stocks resumed their climb in the summer, these additions generally worked out in the Fund's favor.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is RealNetworks followed by an up arrow with the phrase "Wide acceptance as industry media standard." The second listing is AOL followed by an up arrow with the phrase "Subscriber base growth, ad revenues accelerate." The third listing is Cadence followed by a down arrow with the phrase "Dim view of changing sales practices." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Other tech stocks have their day, too

While Internet companies may have grabbed the biggest headlines, some more established, well-known hardware and software companies also made impressive marks. Despite facing an antitrust suit by the Department of Justice, the Microsoft juggernaut kept on rolling. Cisco Systems, the pre-eminent maker of equipment that steers data between computers, also performed exceedingly well. EMC Corp., which makes data storage hardware and software, was a prime beneficiary of the growing need for space to store information. Enterprise software provider Mercury Interactive also posted large gains as it further emerged as a leading provider of testing software for e-commerce.

Even a period as strong as the past year dishes up the occasional disappointment. Network Associates stumbled when earnings failed to meet expectations, although the stock has recently regained some of the lost ground. Cadence Design Systems, a leader in the electronic-design automation software used to create the circuits and electronics in telephones, computers and other devices, fell hard when it changed how it sells software in order to make its revenue more predictable.

Semiconductor additions

By the end of the period, one of our chief areas of focus became semiconductor and related companies. We built that position based on our view that a supply/demand imbalance of semiconductor chips is about to transpire. The amount of money spent expanding chip-making capacity has been relatively small during the past several years. Meanwhile, the demand for chips has mushroomed in tandem with their growing use in hand-held and personal computing devices and other electronics. Given that projected imbalance, chipmakers should benefit from rising prices while semiconductor equipment manufacturers will be aided by the chipmakers' need to expand capacity. That's why we've added to existing or initiated positions in chip makers such as Intel, Micron Technology, Cypress Semiconductor, Integrated Device Technology and Integrated Silicon Solution and equipment makers Applied Science & Technology, Applied Materials, KLA-Tencor, PRI Automation and ASM Lithography Holding.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 20% with 0% at the bottom and 120% at the top. The first bar represents the 113.09% total return for John Hancock Global Technology Fund Class A. The second bar represents the 111.70% total return for Global Technology Fund Class B. The third line represents the 48.62%* total return for John Hancock Global Technology Fund Class C. The fourth bar represents the 105.66% total return for Average science and technology fund. A note below the chart reads "Total returns for John Hancock Global Technology Fund are at net asset value with all distributions reinvested. The average science and technology fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information.
*From inception March 1, 1999 through October 31, 1999."]

Outlook

We remain optimistic about the prospects for technology stocks, although we believe that volatility will remain a fact of life. Today's ever-shorter product life cycle quickly renders products obsolete, and a company's ability to maintain a competitive lead keeps shrinking. The cyclical nature of technology spending means that tech stocks will respond to the economy's ups and downs. With current concerns about an economic slowdown, volatility may be enhanced over the short term. That's why we'll continue to focus on valuation and take a balanced approach, keeping a broad portfolio of small-, medium- and large-company stocks spread over a variety of technology segments.

"...a balanced
approach,
keeping
a broad
portfolio of
small-,
medium-
and large-
company stocks..."

While we believe in the tremendous opportunity that technology stocks represent for the long term, we believe investors should set realistic expectations, and not necessarily count on a repeat of this year's outstanding Fund performance. Rather, we urge shareholders to keep a long-term approach to investing in this volatile, cutting-edge sector of the market.

From a valuation standpoint, our calculations indicate that even with their substantial gains, technology stocks are priced attractively and are currently in line with historic levels. In our view, picking companies with reasonable valuations and good earnings gains potential should continue to be a recipe for success.

--------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.


1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Technology Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

CLASS A
For the period ended September 30, 1999

                                   ONE              FIVE           TEN
                                  YEAR             YEARS          YEARS
                                 -------          -------       --------
Cumulative Total Returns          96.70%          272.42%        492.50%
Average Annual Total Returns      96.70%           30.08%         19.47%

CLASS B
For the period ended September 30, 1999
                                                                  SINCE
                                   ONE              FIVE        INCEPTION
                                  YEAR             YEARS         (1/3/94)
                                 -------          -------       --------
Cumulative Total Returns         100.69%          276.45%        303.14%
Average Annual Total Returns     100.69%           30.36%         27.49%

CLASS C
For the period ended September 30, 1999
                                                                  SINCE
                                                                INCEPTION
                                                                (3/1/99)
                                                                ---------
Cumulative Total Return                                           34.68%
Average Annual Total Return                                       34.68%(1)

Note to Performance

(1) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Global Technology Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Global Technology Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Technology Fund on October 31, 1989, before sales charge, and is equal to $70,755 as of October 31, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Global Technology Fund, after sales charge, and is equal to $67,218 as of October 31, 1999. The third line represents the Standard & Poor's 500 Index and is equal to $51,454 as of October 31, 1999.

Line chart with the heading John Hancock Global Technology Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Technology Fund on January 3, 1994, before sales charge, and is equal to $44,271 as of October 31, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Global Technology Fund, after sales charge, and is equal to $44,171 as of October 31, 1999. The third line represents the Standard & Poor's 500 Index and is equal to $32,913 as of October 31, 1999.

Line chart with the heading John Hancock Global Technology Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Technology Fund on March 1, 1999, before sales charge, and is equal to $14,862 as of October 31, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Global Technology Fund, after sales charge, and is equal to $14,762 as of October 31, 1999. The third line represents the Standard & Poor's 500 Index and is equal to $11,099 as of October 31, 1999.



FINANCIAL STATEMENTS

John Hancock Funds - Global Technology Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1999
------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $596,495,795)             $990,220,471
Preferred stocks (cost - $2,949,999)               6,721,554
Bonds (cost - $479,852)                              533,180
Joint repurchase agreement
(cost - $121,635,000)                            121,635,000
Corporate savings account                                415
                                              --------------
                                               1,119,110,620
Receivable for investments sold                   10,748,628
Receivable for shares sold                         3,119,747
Interest receivable                                   57,996
Other assets                                          31,460
                                              --------------
Total Assets                                   1,133,068,451
                                              --------------
Liabilities:
Payable for investments purchased                 41,248,492
Payable for shares repurchased                       257,893
Payable to John Hancock Advisers,
Inc. and affiliates - Note B                         870,922
Accounts payable and accrued expenses                104,999
                                              --------------
Total Liabilities                                 42,482,306
                                              --------------
Net Assets:
Capital paid-in                                  635,167,420
Accumulated net realized gain on
investments and written options                   57,890,693
Net unrealized appreciation of
investments                                      397,549,559
Accumulated net investment loss                      (21,527)
                                              ==============
Net Assets                                    $1,090,586,145
                                              ==============

Net Asset Value Per Share:
(Based on net assets and shares
of beneficial interest outstanding -
unlimited number of shares authorized
with no par value)
Class A - $523,012,580/8,694,555                      $60.15
============================================================
Class B - $553,358,826/9,660,662                      $57.28
============================================================
Class C* - $14,214,739/248,162                        $57.28
============================================================
Maximum Offering Price Per Share**
Class A - ($60.15 x 105.26%)                          $63.32
============================================================

 * Class C shares commenced operations on March 1, 1999.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended October 31, 1999
------------------------------------------------------------
Investment Income:
Interest                                          $3,281,389
Dividends (net of foreign
withholding taxes of $17,796)                        217,693
                                                ------------
                                                   3,499,082
                                                ------------
Expenses:
Investment management fee - Note B                 4,678,237
Distribution and service fee - Note B
Class A                                            1,039,060
Class B                                            2,599,243
Class C                                               28,931
Transfer agent fee - Note B                        1,297,102
Registration and filing fees                         135,289
Custodian fee                                        120,466
Administrative fee - Note B                          100,000
Auditing fee                                          34,010
Printing                                              31,128
Miscellaneous                                         23,336
Trustees' fees                                        23,005
Legal fees                                             5,405
                                                ------------
Total Expenses                                    10,115,212
                                                ------------
Net Investment Loss                               (6,616,130)
                                                ------------
Realized and Unrealized Gain on
Investments and Written Options:
Net realized gain on investments sold             90,688,499
Net realized gain on written options               1,872,946
Change in net unrealized
appreciation/depreciation of investments         306,298,964
                                                ------------
Net Realized and Unrealized Gain
on Investments and Written Options               398,860,409
                                                ------------
Net Increase in Net Assets
Resulting from Operations                       $392,244,279
                                                ============

See notes to financial statements.





Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                               -----------------------------
                                                                                    1998             1999
                                                                               ------------   --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                             ($2,968,152)     ($6,616,130)
Net realized gain on investments
sold and written options                                                          3,694,984       92,561,445
Change in net unrealized
appreciation/depreciation of investments                                          7,793,056      306,298,964
                                                                               ------------   --------------
Net Increase in Net Assets
Resulting from Operations                                                         8,519,888      392,244,279
                                                                               ------------   --------------
Distributions to Shareholders:
Distributions from net realized gain
on investments sold
Class A - ($2.4026 and $0.2470 per
share, respectively)                                                            (15,029,298)      (1,583,167)
Class B - ($2.4026 and $0.2470 per
share, respectively)                                                             (5,391,394)        (708,599)
                                                                               ------------   --------------
Total Distributions to Shareholders                                             (20,420,692)      (2,291,766)
                                                                               ------------   --------------
From Fund Share Transactions - Net: *                                            26,258,682      436,376,232
                                                                               ------------   --------------

Net Assets:
Beginning of period                                                             249,899,522      264,257,400
                                                                               ------------   --------------
End of period (including accumulated
net investment loss of
$17,749 and $21,527, respectively)                                             $264,257,400   $1,090,586,145
                                                                               ============   ==============


Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------
*Analysis of Fund Share Transactions:
                                                                    YEAR ENDED OCTOBER 31,
                                                 -----------------------------------------------------------
                                                             1998                            1999
                                                 ---------------------------     ---------------------------
                                                     SHARES         AMOUNT          SHARES          AMOUNT
                                                 -----------     -----------     -----------     -----------
CLASS A
Shares sold                                        6,227,786    $173,844,000      12,955,560    $596,764,933
Shares issued to shareholders in
reinvestment of distributions                        496,541      12,219,872          51,384       1,622,378
                                                 -----------     -----------     -----------     -----------
                                                   6,724,327     186,063,872      13,006,944     598,387,311
Less shares repurchased                           (6,302,628)   (176,502,102)    (10,858,023)   (492,728,878)
                                                 -----------     -----------     -----------     -----------
Net increase                                         421,699      $9,561,770       2,148,921    $105,658,433
                                                 ===========     ===========     ===========     ===========

CLASS B
Shares sold                                        2,014,046     $55,031,614       9,077,145    $418,467,599
Shares issued to shareholders in
reinvestment of distributions                        197,814       4,698,077          21,803         627,794
                                                 -----------     -----------     -----------     -----------
                                                   2,211,860      59,729,691       9,098,948     419,095,393
Less shares repurchased                           (1,615,363)    (43,032,779)     (2,296,233)   (100,920,508)
                                                 -----------     -----------     -----------     -----------
Net increase                                         596,497     $16,696,912       6,802,715    $318,174,885
                                                 ===========     ===========     ===========     ===========

CLASS C
Shares sold                                               --              --         263,969     $13,356,375
Less shares repurchased                                   --              --         (15,807)       (813,461)
                                                 -----------     -----------     -----------     -----------
Net increase                                              --              --         248,162     $12,542,914
                                                 ===========     ===========     ===========     ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,      PERIOD FROM              YEAR ENDED OCTOBER 31,
                                             ------------------------    JANUARY 1, 1996 TO  ----------------------------------
                                               1994           1995      OCTOBER 31, 1996(6)    1997         1998         1999
                                             --------        --------        --------        --------     --------     --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period           $17.45          $17.84          $24.51          $25.79       $30.05       $28.46
                                             --------        --------        --------        --------     --------     --------
Net Investment Loss(1)                          (0.22)          (0.22)(2)       (0.14)          (0.27)       (0.28)       (0.36)
Net Realized and Unrealized Gain on
Investments and Written Options                  1.87            8.53            1.42            5.76         1.09        32.30
                                             --------        --------        --------        --------     --------     --------
Total from Investment Operations                 1.65            8.31            1.28            5.49         0.81        31.94
                                             --------        --------        --------        --------     --------     --------

Less Distributions:
Distributions from Net Realized Gain on
Investments Sold and Written Options            (1.26)          (1.64)             --           (1.23)       (2.40)       (0.25)
                                             --------        --------        --------        --------     --------     --------
Net Asset Value, End of Period                 $17.84          $24.51          $25.79          $30.05       $28.46       $60.15
                                             ========        ========        ========        ========     ========     ========
Total Investment Return
at Net Asset Value(5)                           9.62%          46.53%           5.22%(7)       21.90%        3.95%      113.09%
Total Adjusted Investment Return
at Net Asset Value(5)                              --          46.41%(3)           --              --           --           --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)      $52,193        $155,001        $166,010        $184,048     $186,259     $523,013
Ratio of Expenses to Average Net Assets         2.16%           1.67%(2)        1.57%(8)        1.51%        1.50%        1.35%
Ratio of Net Investment Loss
to Average Net Assets                          (1.25%)         (0.89%)(2)      (0.68%)(8)      (0.95%)      (0.97%)      (0.78%)
Portfolio Turnover Rate                           67%             70%             64%            104%          86%          61%


Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,      PERIOD FROM              YEAR ENDED OCTOBER 31,
                                             ------------------------    JANUARY 1, 1996 TO  ----------------------------------
                                               1994(4)        1995      OCTOBER 31, 1996(6)    1997         1998         1999
                                             --------        --------        --------        --------     --------     --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period           $17.24          $17.68          $24.08          $25.20       $29.12       $27.29
                                             --------        --------        --------        --------     --------     --------
Net Investment Loss(1)                          (0.35)          (0.39)(2)       (0.28)          (0.45)       (0.45)       (0.68)
Net Realized and Unrealized Gain on
Investments and Written Options                  2.05            8.43            1.40            5.60         1.02        30.92
                                             --------        --------        --------        --------     --------     --------
Total from Investment Operations                 1.70            8.04            1.12            5.15         0.57        30.24
                                             --------        --------        --------        --------     --------     --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold and Written Options            (1.26)          (1.64)             --           (1.23)       (2.40)       (0.25)
                                             --------        --------        --------        --------     --------     --------
Net Asset Value, End of Period                 $17.68          $24.08          $25.20          $29.12       $27.29       $57.28
                                             ========        ========        ========        ========     ========     ========
Total Investment Return
at Net Asset Value(5)                          10.02%(7)       45.42%           4.65%(7)       21.04%        3.20%      111.70%
Total Adjusted Investment Return
at Net Asset Value(5)                              --          45.30%(3)           --              --           --           --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)       $9,324         $35,754         $50,949         $65,851      $77,999     $553,359
Ratio of Expenses to Average Net Assets         2.90%(8)        2.41%(2)        2.27%(8)        2.21%        2.20%        2.05%
Ratio of Net Investment Loss
to Average Net Assets                          (1.98%)(8)      (1.62%)(2)      (1.38%)(8)      (1.65%)      (1.67%)      (1.47%)
Portfolio Turnover Rate                           67%             70%             64%            104%          86%          61%


Financial Highlights (continued)
--------------------------------------------------------------------
                                                       PERIOD FROM
                                                      MARCH 1, 1999
                                                    (COMMENCEMENT OF
                                                      OPERATIONS) TO
                                                    OCTOBER 31, 1999
                                                    ----------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $38.54
                                                        --------
Net Investment Loss(1)                                     (0.51)
Net Realized and Unrealized Gain on
Investments and Written Options                            19.25
                                                        --------
Total from Investment Operations                           18.74
                                                        --------
Net Asset Value, End of Period                            $57.28
                                                        ========
Total Investment Return at Net Asset
Value(5)                                                  48.62%(7)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $14,215
Ratio of Expenses to Average Net Assets                    2.16%(8)
Ratio of Net Investment Loss to Average Net
Assets                                                    (1.57%)(8)
Portfolio Turnover Rate                                      61%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Reflects voluntary fee reductions and expense limitations in effect during the year ended December 31, 1995. As a result of such fee reductions, expenses of Class A and Class B shares of the Fund reflect reductions of $0.02 and $0.03 per share, respectively. Absent such reductions the ratio of expenses to average net assets would have been 1.79% and 2.53% for Class A and Class B shares, respectively, and the ratio of net investment loss to average net assets would have been (1.01%) and (1.74%) for Class A and Class B shares, respectively.
(3) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.
(4) Class B shares commenced operations on January 3, 1994.
(5) Assumes dividend reinvestment and does not reflect the effect of sales.
    charge.
(6) Effective October 31, 1996 the fiscal period end changed from December
    31 to October 31.
(7) Not annualized.
(8) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
October 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Global Technology Fund on October 31, 1999. It's divided into four main categories: common stocks, preferred stocks, bonds and short-term investments. The common and preferred stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                    ----------  --------------
COMMON STOCKS
Aerospace/Aircraft Equipment (0.83%)
United Technologies Corp.                                                 150,000      $9,075,000
                                                                                   --------------
Business Services - Misc. (0.03%)
Jupiter Communications, Inc.*                                              10,250         352,344
                                                                                   --------------
Computer - Graphics (1.28%)
Cadence Design Systems, Inc.*                                             300,000       4,556,250
Synopsys, Inc.*                                                           150,000       9,346,875
                                                                                   --------------
                                                                                       13,903,125
                                                                                   --------------
Computer - Integrated Systems (0.32%)
Vixel Corp.*                                                              109,000       3,488,000
                                                                                   --------------
Computer - Internet Services (15.43%)
Akamai Technologies, Inc.*                                                 15,600       2,264,925
America Online, Inc.*                                                     350,000      45,390,625
Art Technology Group, Inc.*                                               100,000       5,400,000
Audible, Inc.*                                                             50,300         433,838
Data Return Corp.*                                                         75,000       1,129,687
eBay, Inc.*                                                               100,000      13,512,500
Exodus Communications, Inc.*                                              250,000      21,500,000
Inktomi Corp.*                                                            119,300      12,101,494
Internap Network Services Corp.*                                           38,350       3,542,581
Interwoven, Inc.*                                                          15,450       1,210,894
MP3.com, Inc.*                                                             25,150       1,219,775
NaviSite, Inc.*                                                            12,950         608,650
Net Perceptions, Inc.*                                                    150,000       2,400,000
PlanetRx.com, Inc.*                                                        11,950         280,825
RADWARE Ltd.* (Israel)                                                     15,400         792,138
RealNetworks, Inc.*                                                       150,000      16,453,125
Telemate.Net Software, Inc.*                                              350,000       4,462,500
uBid, Inc.*                                                               150,000       5,493,750
VerticalNet, Inc.*                                                        250,000      14,000,000
Yahoo! Inc.*                                                               90,000      16,115,625
                                                                                   --------------
                                                                                      168,312,932
                                                                                   --------------
Computer - Mainframe (0.72%)
International Business Machines Corp.                                      80,000       7,870,000
                                                                                   --------------
Computer - Memory Devices (3.97%)
EMC Corp.*                                                                460,000      33,580,000
Quantum Corp. - DLT & Storage Systems Group*                              250,000       3,859,375
Seagate Technology, Inc.*                                                 200,000       5,887,500
                                                                                   --------------
                                                                                       43,326,875
                                                                                   --------------
Computer - Mini/Macro (3.41%)
Compaq Computer Corp.                                                     250,000       4,750,000
Dell Computer Corp.*                                                      560,000      22,470,000
Gateway, Inc.*                                                            150,000       9,909,375
                                                                                   --------------
                                                                                       37,129,375
                                                                                   --------------
Computer - Peripheral Equipment (0.79%)
JNI Corp.*                                                                 15,500         828,281
Lexmark International Group, Inc.
(Class A)*                                                                100,000       7,806,250
                                                                                   --------------
                                                                                        8,634,531
                                                                                   --------------
Computer - Services (5.07%)
Active Software, Inc.*                                                    300,000      10,856,250
Breakaway Solutions, Inc.*                                                  7,750         412,203
IMRglobal Corp.*                                                          332,500       3,408,125
Mercury Interactive Corp.*                                                275,000      22,309,375
Novell, Inc.*                                                             300,000       6,018,750
Predictive Systems, Inc.*                                                  21,050         915,675
Red Hat, Inc.*                                                              3,400         301,325
Screaming Media.Net, Inc. (r)                                             155,300       1,739,360
Unisys Corp.*                                                             300,000       7,275,000
Williams Communications Group, Inc. *                                      64,550       2,057,531
                                                                                   --------------
                                                                                       55,293,594
                                                                                   --------------
Computer - Software (17.13%)
BEA Systems, Inc.*                                                        250,000      11,406,250
Bluestone Software, Inc.*                                                 133,410       4,919,494
BMC Software, Inc.*                                                       325,000      20,860,937
BSQUARE Corp.*                                                              7,750         306,609
Buildnet, Inc. (r)                                                        454,454       1,999,598
CBT Group Plc,* American Depositary
Receipt (ADR) (Ireland)                                                   300,000       6,187,500
Citrix Systems, Inc.*                                                     100,000       6,412,500
Commercialware, Inc. (r)                                                1,000,000       1,000,000
Computer Associates International, Inc.                                   300,000      16,950,000
Digital Lava, Inc.* (r)                                                    16,667          46,876
Diversinet Corp.* (Canada)                                                729,000       8,702,438
Electronics for Imaging, Inc.*                                            350,000      14,109,375
i2 Technologies, Inc.*                                                    200,000      15,787,500
Intertrust Technologies Corp.*                                             13,500         735,750
Kana Communications, Inc.*                                                  8,850         744,506
Microsoft Corp.*                                                          325,000      30,082,813
Network Associates, Inc.*                                                 200,000       3,662,500
Oracle Corp.*                                                             300,000      14,268,750
Parametric Technology Corp.*                                              400,000       7,625,000
Research in Motion Ltd.* (Canada)                                         311,000       9,563,250
Rhythms Net Connections, Inc.*                                            150,000       4,378,125
TenFold Corp.*                                                            300,000       7,050,000
                                                                                   --------------
                                                                                      186,799,771
                                                                                   --------------
Electronics - Components Misc. (2.48%)
Sanmina Corp.*                                                            175,000      15,760,937
Solectron Corp.*                                                          150,000      11,287,500
                                                                                   --------------
                                                                                       27,048,437
                                                                                   --------------
Electronics - Products Misc. (0.14%)
Aeroflex, Inc.*                                                           275,000       1,529,687
                                                                                   --------------
Electronics - Semiconductor Components (20.58%)
Altera Corp.*                                                             300,000      14,587,500
Amkor Technology, Inc.*                                                   250,000       5,046,875
Analog Devices, Inc.*                                                     300,000      15,937,500
Applied Materials, Inc.*                                                  180,000      16,166,250
Applied Science & Technology, Inc.*                                       375,000       9,187,500
ASM Lithography Holding NV*
(Netherlands)                                                             225,000      16,340,625
Atmel Corp.*                                                              325,000      12,553,125
Cypress Semiconductor Corp.*                                              500,000      12,781,250
Integrated Device Technology, Inc.*                                       650,000      13,365,625
Integrated Silicon Solution, Inc.*                                        400,000       2,800,000
Intel Corp.                                                               225,000      17,423,438
KLA-Tencor Corp.*                                                         200,000      15,837,500
Micron Technology, Inc.                                                   225,000      16,045,313
Novellus Systems, Inc.*                                                   125,000       9,687,500
PRI Automation, Inc.*                                                     275,000      11,034,375
Taiwan Semiconductor Manufacturing
Co., Ltd.* (ADR) (Taiwan)                                                 400,000      13,850,000
Tower Semiconductor Ltd.* (Israel)                                        350,000       2,985,955
Veeco Intruments, Inc.*                                                   150,000       5,090,625
Vitesse Semiconductor Corp.*                                              300,000      13,762,500
                                                                                   --------------
                                                                                      224,483,456
                                                                                   --------------

Fiber Optics (1.60%)
CIENA Corp.*                                                              400,000      14,100,000
Sycamore Networks, Inc.*                                                   15,665       3,367,975
                                                                                   --------------
                                                                                       17,467,975
                                                                                   --------------
Media - Radio/TV (0.79%)
Infinity Broadcasting Corp. (Class A)*                                    200,000       6,912,500
Westwind Media.com, Inc.* (r)                                             500,000       1,250,000
Wink Communications, Inc.*                                                 12,000         421,500
                                                                                   --------------
                                                                                        8,584,000
                                                                                   --------------
Medical - Home & Outpatient (0.00%)
Laser Medical Corp.* (r)                                                  491,800              50
                                                                                   --------------
Telecom - Cellular (0.12%)
AirGate PCS, Inc.*                                                         18,850         942,500
Triton PCS Holdings, Inc.*                                                  8,675         305,794
                                                                                   --------------
                                                                                        1,248,294
                                                                                   --------------
Telecom - Equipment (10.85%)
Advanced Fibre Communications, Inc. *                                     350,000       7,656,250
Cisco Systems, Inc.*                                                      420,000      31,080,000
Equant N.V.* (Netherlands)                                                100,000       9,700,000
Newpoint Technologies, Inc. (r)                                           160,000         480,000
Global Crossing Ltd.*                                                     200,000       6,925,000
Globecomm Systems, Inc.*                                                  233,705       3,534,788
Metromedia Fiber Network, Inc.
(Class A)*                                                                400,000      13,225,000
Microwave Power Devices, Inc.*                                            100,000       1,231,250
Nokia Corp. (ADR) (Finland)                                               225,000      26,001,562
RF Micro Devices, Inc.*                                                   100,000       5,162,500
Tut Systems, Inc.*                                                        400,000      13,350,000
                                                                                   --------------
                                                                                      118,346,350
                                                                                   --------------
Telecom - Services (5.26%)
Allegiance Telecom, Inc.*                                                  89,200       6,154,800
China Telecom Ltd.* (ADR) (Hong
Kong)                                                                      50,000       3,375,000
MCI WorldCom, Inc.*                                                       100,000       8,581,250
Net2Phone, Inc.*                                                           25,000       1,356,250
Nortel Networks Corp. (Canada)                                            200,000      12,387,500
Primus Telecommunications
Group, Inc.*                                                              400,000       8,850,000
Qwest Communications
International, Inc.*                                                      300,000      10,800,000
WinStar Communications, Inc.*                                             150,000       5,821,875
                                                                                   --------------
                                                                                       57,326,675
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $596,495,795)                                                       (90.80%)    990,220,471
                                                                          -------  --------------
PREFERRED STOCKS
Computer - Software (0.57%)
Bluestone Software, Inc.* (r)                                             166,590      $5,221,555
Verisity Ltd.* (Israel) (r)                                               135,768         999,999
                                                                                   --------------
                                                                                        6,221,554
                                                                                   --------------
Medical - Home & Outpatient (0.05%)
Laser Medical Corp.* (r)                                                  500,000         500,000
                                                                                   --------------
TOTAL PREFERRED STOCKS
(Cost $2,949,999)                                                          (0.62%)      6,721,554
                                                                          -------  --------------

                                         INTEREST           CREDIT       PAR VALUE
                                           RATE            RATING**    (000s OMITTED)
                                         --------          --------     ------------
BONDS
Transport - Air Freight (0.05%)
Piedmont Aviation, Inc.,
Equip Tr Cert 1988 Ser F
03-28-09                                  10.35%              B+             $500         533,180
                                                                                   --------------
TOTAL BONDS
(Cost $479,852)                                                            (0.05%)        533,180
                                                                          -------  --------------


SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (11.15%)
Investment in a joint
repurchase agreement
transaction with SBC
Warburg, Inc. - Dated
10-29-99, due 11-01-99
(Secured by U.S. Treasury
Bonds, 7.125% thru
13.375%, due 08-15-01
thru 02-15-23) -- Note A                    5.23                          121,635     121,635,000
                                                                                   --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.30%                                                                            415
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                              (11.15%)    121,635,415
                                                                          -------  --------------
TOTAL INVESTMENTS                                                        (102.62%)  1,119,110,620
                                                                          -------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (2.62%)    (28,524,475)
                                                                          -------  --------------
TOTAL NET ASSETS                                                         (100.00%) $1,090,586,145
                                                                          =======  ==============

NOTES TO SCHEDULE OF INVESTMENTS

 *  Non-income producing security.

**  Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors
    Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the
    Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                                         MARKET             MARKET
                                                                                       VALUE AS A           VALUE
                                                                                       PERCENTAGE           AS OF
                                                          ACQUISITION    ACQUISITION    OF FUND'S         OCTOBER 31,
Issuer, Description                                          DATE            COST      NET ASSETS            1999
------------------------------------                      -----------    -----------  ------------       ------------
Bluestone Software, Inc. -
  Preferred Stock                                           09-24-99      $1,449,999      0.49%           $5,221,555
Buildnet, Inc. -
  Common Stock                                              10-25-99       2,000,000      0.18             1,999,598
Commercialware, Inc. -
  Common Stock                                              08-06-99       1,000,000      0.09             1,000,000
Digital Lava, Inc. -
  Common Stock                                              02-18-99         100,000      0.00                46,876
Newpoint Technologies, Inc.-
  Common Stock                                              03-24-98         480,000      0.04               480,000
Screaming Media.Net, Inc. -
  Common Stock                                              10-05-99       1,739,360      0.16             1,739,360
Verisity Ltd. -
  Preferred Stock                                           03-01-99         999,999      0.09               999,999
Westwind Media.com, Inc. -
  Common Stock                                              12-14-98         500,000      0.11             1,250,000
Laser Medical Corp. -
  Common Stock                                              01-12-98              50      0.00                    50
  Preferred Stock                                           01-12-98         500,000      0.05               500,000
                                                                                         -----           -----------
                                                                                          1.21%          $13,237,438
                                                                                         =====           ===========

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer;
however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



Portfolio Concentration (Unaudited)
----------------------------------------------------------------------------

The Global Technology Fund invests primarily in equity securities of technology companies in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at October 31, 1999 assigned to the various country categories.

                               MARKET VALUE
                            AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION     FUND'S NET ASSETS
-----------------------     -----------------
Canada                            2.81%
Finland                           2.38
Hong Kong                         0.31
Ireland                           0.57
Israel                            0.44
Netherlands                       2.39
Taiwan                            1.27
United States                    92.45
                                ------
     TOTAL INVESTMENTS          102.62%
                                ======



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Global Technology Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series: John Hancock Global Technology Fund (the "Fund"), John Hancock Small Cap Growth Fund, John Hancock Millennium Growth Fund and John Hancock 500 Index Fund. The other series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term capital growth by investing principally in equity securities of companies that rely extensively on technology in their product development or operations. Income is a secondary objective.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1999, the Fund loaned securities having a market value of $153,170,088 collateralized by securities in the amount of $159,695,736.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

Written option transactions for the year ended October 31, 1999 were as follows:

                                   CONTRACTS        AMOUNT
                                   ---------      ---------
OUTSTANDING, BEGINNING OF PERIOD         150        $18,300
                                   ---------      ---------
  OPTIONS WRITTEN                      5,055      2,318,347
  OPTIONS EXERCISED                   (5,205)    (2,336,647)
                                   ---------      ---------
OUTSTANDING, END OF PERIOD             --            $--
                                   =========      =========

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of the sub-adviser. The Adviser has a sub-investment management contract with American Fund Advisors, Inc. (the "Sub-Adviser"), under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions. Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value; (b) 0.75% of the Fund's next $700,000,000 of average daily net assets; and (c) 0.70% of the average daily net asset value of the Fund in excess of $800,000,000. The Adviser pays the Sub-Adviser a monthly management fee equivalent, on an annual basis, to the sum of (a) 0.35% of the first $100,000,000 of the Fund's average daily net asset value; (b) 40% of the investment advisory fee received by the Adviser for the next $700,000,000 of average daily net assets; and (c) 0.10% of the average daily net asset value of the Fund in excess of $800,000,000. This breakpoint was added as of the close of business on June 30, 1999. The Fund pays a monthly administrative fee at the rate of $100,000 per annum to the Adviser for performance of administrative services to the Fund.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $1,176,091. Out of this amount, $232,459 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $689,551 was paid as sales commissions to unrelated broker-dealers and $254,081 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1999 contingent deferred sales charges paid to JH Funds amounted to $488,539.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $2,389.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays the transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are Trustees and/or officers of the Adviser, and Mr. Barry J. Gordon is a director and officer of the Sub-Adviser through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1999, aggregated $702,001,305 and $341,487,910, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

The cost of investments owned at October 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $722,060,743. Gross unrealized appreciation and depreciation of investments aggregated $430,781,698 and $33,732,236, respectively, resulting in net unrealized appreciation of $397,049,462.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $34,249,630, a decrease in accumulated net investment loss of $6,612,352 and an increase in capital paid-in of $27,637,278. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.


REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Series Trust -
John Hancock Global Technology Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Global Technology Fund (the "Fund"), one of the portfolios constituting John Hancock Series Trust, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the indicated periods prior to the year ended October 31, 1997 were audited by other auditors whose report dated December 12, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Global Technology Fund portfolio of John Hancock Series Trust at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
December 3, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its taxable year ended October 31, 1999.

The Fund has designated distributions to shareholders of $2,291,766 as capital gain dividends.

With respect to the Fund's ordinary taxable income for the fiscal year ended October 31, 1999, 0.28% of the distributions qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 1999 U.S. Treasury Department
Form 1099-DIV in January 2000. This will reflect the tax character of distributions for calendar year 1999.



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This report is for the information of shareholders of the John Hancock
Global Technology Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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